UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Ameri Holdings, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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AMERI HOLDINGS, INC.

5000 Research Court, Suite 750

Suwanee, Georgia 30024

_____________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 16, 2018

To the Stockholders of Ameri Holdings, Inc.:

You are cordially invited to attend our annual meeting of stockholders on August 16, 2018. We will hold the meeting at 10:00 a.m. Eastern Daylight Time at the offices of Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, New York 10019.

In connection with the annual meeting, we have prepared a proxy statement setting out detailed information about the matters that will be covered at the meeting. We will mail our proxy statement, along with a proxy card, on or about July 16, 2018 to our stockholders of record as of the close of business on June 21, 2018. These materials and our Annual Report on Form 10-K for the year ended December 31, 2017 are also available electronically at www.icommaterials.com/amrh.

Our Board of Directors has fixed the close of business on June 21, 2018 as the record date for the determination of stockholders entitled to notice of and to vote at our annual meeting and at any adjournment(s), postponement(s) or other delay(s) thereof. Voting on the matters to be considered at the annual meeting can be done (1) by signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope or (2) in person by ballot at the annual meeting. Important information about attending the annual meeting in person is included in the proxy statement.

The matters that will be considered at the annual meeting are:

1.	To elect five directors, to serve until the Company’s 2019 annual meeting of stockholders and until their successors are duly elected and qualified;
2.	To ratify the appointment of our independent auditors;
3.	To conduct an advisory (non-binding) vote to approve named executive officer compensation (“Say-on-Pay”);
4.	To hold an advisory, non-binding vote on the frequency of holding votes on Say-on-Pay (once every year, every two years or three years);
5.	To approve an increase in the number of shares available for issuance pursuant to the Ameri Holdings, Inc. 2015 Equity Incentive Award Plan;
6.	To approve an amendment to the Amended and Restated Certificate of Incorporation of Ameri Holdings, Inc. to amend the certificate of designations for the Series A Preferred Stock of Ameri Holdings, Inc. to modify the dividend terms, eliminate voting rights of the Series A Preferred Stock with respect to the creation or issuance of parity or senior preferred stock and make certain related changes to such certificate of designations;
7.	To approve the issuance of warrants to purchase 5,000,000 shares of common stock by the Company to the Series A Preferred Stock holders; and
8.	To transact such other business as may properly come before the annual meeting or any adjournment(s), postponement(s) or other delay(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. We are not aware of any other business to come before the annual meeting.

This Notice, the Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2017 are first being mailed to stockholders on or about July 16, 2018. Only stockholders of record at the close of business on June 21, 2018 and their proxies are entitled to attend and vote at the annual meeting and any and all adjournments, continuations or postponements thereof.

Your vote is important. Regardless of whether you plan to attend the annual meeting, we encourage you to vote your shares promptly by using the telephone or internet, or by signing and returning the proxy card mailed to those who receive paper copies of this proxy statement. You may revoke your proxy at any time before it is voted at the annual meeting by delivering a written statement to the Corporate Secretary that the proxy is revoked, presenting a later-dated proxy, or attending the annual meeting and voting in person. If you would like to attend and your stock is not registered in your own name, please ask the broker, trust, bank or other nominee that holds the stock to provide you with evidence of your stock ownership.

If you have any questions, or need assistance in voting your shares, please contact the firm assisting us in the solicitation of proxies:

InvestorCom, Inc.

Stockholders Call Toll Free: 877-972-0090

Banks and Brokers Call Collect: 203-972-9300

Sincerely,

/s/ Jeffrey E. Eberwein
Jeffrey E. Eberwein Chairman of the Board

Suwanee, Georgia

July 16, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 16, 2018

Whether or not you attend the meeting in person, please vote by telephone or internet, or, if you receive a paper copy of the proxy materials, please sign, date and promptly mail the enclosed proxy card or use the telephone or internet voting procedures described on the proxy card. This Notice of Annual Meeting and Proxy Statement along with the Ameri Holdings, Inc. Annual Report on Form 10-K for the year ended December 31, 2017, are available on the internet at: www.icommaterials.com/amrh.

AMERI HOLDINGS, INC.

5000 Research Court, Suite 750

Suwanee, Georgia 30024

_____________________________________

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST [●], 2018

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Summary Compensation Table	22
Grants of Plan-Based Awards	22
Outstanding Equity Awards at Fiscal Year-End	23
Pension Benefits	23
Nonqualified Deferred Compensation	23
Potential Payments Upon Termination or Change of Control Under Employment Agreements	23
Securities Authorized for Issuance Under Equity Compensation Plans	24
COMPENSATION OF DIRECTORS	25
PROPOSAL 3: ADVISORY (NON-BINDING) STOCKHOLDER APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION	27
PROPOSAL 4: ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF HOLDING VOTES ON SAY-ON-PAY	28
PROPOSAL 5: APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE COMPANY’S 2015 EQUITY AWARD INCENTIVE PLAN	29
Summary of the Plan	29
Proposed Amendment of the Plan	31
BACKGROUND FOR PROPOSALS 6 AND 7	33
Current Certificate of Designations	33
Rationale for Changes to the Certificate of Designations	34
Issuance of Warrants	34
Additional Information	35
PROPOSAL 6: APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO AMEND AND RESTATE THE TERMS OF THE COMPANY’S SERIES A PREFERRED STOCK	36
PROPOSAL 7: APPROVAL OF THE ISSUANCE OF WARRANTS FOR THE PURCHASE OF 5,000,000 SHARES OF COMMON STOCK	37
RELATED PERSON TRANSACTIONS AND SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	38
Related Person Transactions	38
Section 16(a) Beneficial Ownership Reporting Compliance	39
STOCKHOLDER PROPOSALS	40
ANNUAL REPORT	40
HOUSEHOLDING OF PROXY MATERIALS	40
GENERAL	40
Cost of Solicitation	40
Other Matters	41
APPENDIX A – Amendment Agreement with Exhibits	A-1

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AMERI HOLDINGS, INC.

5000 Research Court, Suite 750

Suwanee, Georgia 30024

_____________________________________

PROXY STATEMENT

The Board of Directors of Ameri Holdings, Inc., a Delaware corporation (referred to in this Proxy Statement as “Ameri,” “the Company,” “we,” “our” or “us”), is soliciting proxies from our stockholders in connection with our Annual Meeting of Stockholders to be held on August 16, 2018 and at any adjournment(s), postponement(s) or other delay(s) thereof (the “Annual Meeting”). We will hold the meeting at 10:00 a.m. Eastern Daylight Time at the offices of Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, New York 10019.

The accompanying proxy is solicited by the Board of Directors and is revocable by the stockholder at any time before it is voted. This Proxy Statement is being mailed to stockholders of the Company on or about July 16, 2018 and is accompanied by the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Who May Vote

Holders of common stock, par value $0.01 per share (“common stock”), outstanding as of the close of business on June 21, 2018 (the “Record Date”) are entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 18,790,998 shares of common stock outstanding and entitled to vote at the Annual Meeting and 405,395 shares of the Series A Preferred Stock outstanding and entitled to vote on Proposal 6. Each share of common stock is entitled to one vote on all matters. In addition, holders of the Company’s Series A Preferred Stock were entitled to vote on the Amendment of the Company’s Certificate of Incorporation. On June 22, 2018, the then-sole holder of record of our Series A Preferred Stock voted all of the outstanding shares of Series A Preferred Stock in favor of the amendment of the Company’s Certificate of Incorporation as described herein. No class of securities other than our common stock will be entitled to vote at the Annual Meeting. There are no cumulative voting rights.

Voting Requirements

The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions and broker non-votes, if any, count as present at the Annual Meeting for the purposes of determining a quorum. A broker non-vote occurs when a bank, broker or other nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

The vote requirement for each matter is as follows:

•	Proposal 1 (Election of Directors) - Directors are elected by a plurality of the votes cast, and the five nominees who receive the greatest number of favorable votes of the holders of the common stock cast in the election of directors will be elected directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.
•	Proposal 2 (Ratification of Appointment of Independent Auditors) - The ratification of the appointment of our independent auditors requires the favorable vote of the holders of a majority of the common stock having voting power present in person or represented by proxy and entitled to vote thereon.
•	Proposal 3 (Advisory (Non-Binding) - Stockholder Approval of Named Executive Officer Compensation) - The advisory (non-binding) approval of named executive officer compensation (“Say-on-Pay”) requires the favorable vote of the holders of a majority of the common stock having voting power present in person or represented by proxy and entitled to vote thereon.
•	Proposal 4 (Advisory (Non-Binding) - Stockholder Approval of the Frequency of Holding Votes on Say-on-Pay) - The advisory (non-binding) determination of the frequency of holding votes on Say-on-Pay, whether every one, two or three years, will be determined by the choice that receives the greatest number of favorable votes of the holders of the common stock having voting power present in person or represented by proxy and entitled to vote thereon.
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•	Proposal 5 (Approval of an increase in the number of shares available for issuance pursuant to the Company’s 2015 Equity Incentive Award Plan) - The approval of an increase in the number of shares available for issuance pursuant to our 2015 Equity Incentive Award Plan requires the favorable vote of the holders of a majority of the common stock having voting power present in person or represented by proxy and entitled to vote thereon.
•	Proposal 6 (Approval of the Amendment to the Certificate of Incorporation) – The approval of the amendment to our Amended and Restated Certificate of Incorporation to amend the certificate of designations for the Series A Preferred Stock of Ameri Holdings, Inc. to modify the dividend terms, eliminate voting rights of the Series A Preferred Stock with respect to the creation or issuance of parity or senior preferred stock and make certain related changes to such certificate of designations requires the favorable vote of the holders of a majority of our outstanding common stock and two-thirds of our Series A Preferred Stock. On June 22, 2018, the then-sole holder of record of our Series A Preferred Stock voted all of the outstanding shares of Series A Preferred Stock in favor of the amendment of the Company’s Certificate of Incorporation as described herein.
•	Proposal 7 (Approval of the Issuance of Warrants) – The approval of the issuance of warrants to purchase 5,000,000 shares of common stock by the Company to the Series A Preferred Stock holders requires the favorable vote of the holders of a majority of the total votes cast on the proposal present in person or represented by proxy and entitled to vote thereon.

In the election of directors (Proposal 1), abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote. With respect to the ratification of the appointment of our independent registered public accounting firm (Proposal 2), the advisory (non-binding) stockholder approval of named executive officer compensation (Proposal 3) the advisory (non-binding) stockholder approval of the frequency of holding votes on Say-on-Pay (Proposal 4), approval of the increase in the number of shares available for issuance pursuant to the Company’s 2015 Equity Incentive Award Plan (Proposal 5) and approval of the warrant issuance (Proposal 7) abstentions will have the same effect as voting against such proposals, and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote. For the approval of the amendment of the Certificate of Incorporation (Proposal 6) abstentions and broker non-votes, if any, will have the same effect as voting against the proposals. Proposals 6 and 7 are linked voting items, and if one proposal is approved by the stockholders but the other proposal is not, then the Company will not amend its Certificate of Incorporation nor issue the warrants. Approval of both Proposals 6 and 7 is required for the Company to effect the amendment and warrant issuance. The approval of Proposal 2 is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, so broker non-votes are unlikely to result from Proposal 2.

The Board of Directors’ Voting Recommendations

The Board of Directors recommends that you vote your shares “FOR” each of the Board of Directors’ five nominees that are standing for election to the Board of Directors (Proposal 1); “FOR” the ratification of the appointment of our independent auditors (Proposal 2); “FOR” the advisory (non-binding) stockholder approval of named executive officer compensation (Proposal 3); for a Say-on-Pay frequency of once every year (Proposal 4); “FOR” the approval of the increase in the number of shares available for issuance pursuant to the Company’s 2015 Equity Incentive Award Plan (Proposal 5); “FOR” the approval of the amendment of the Certificate of Incorporation (Proposal 6); and “FOR” the approval of the warrant issuance (Proposal 7).

How to Vote

If you are a stockholder of record as of the Record Date, you may vote using any of the following methods:

•	By telephone or the internet. Specific instructions for stockholders of record who wish to use telephone or internet voting procedures are set forth on the notice of internet availability of proxy materials and on the proxy card. If you own shares held in street name, you will receive voting instructions from your broker, bank or nominee and may vote by telephone or the internet if they offer that alternative. Please note that telephone and internet voting will close at 11:59 p.m. on August 15, 2018.
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•	Proxy card or voting instruction card. If you received a proxy card or voting instruction card in the mail, complete, sign and date the card and return it in the prepaid envelope.
•	In person at the Annual Meeting. All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Giving us your proxy means you authorize the Board of Directors’ designated proxy holders (who are identified on the enclosed proxy card) to vote your shares at the Annual Meeting in the manner that you have indicated and in their best judgment on such other matters that may properly come before the Annual Meeting. If you sign, date and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares “FOR” each of the Board of Directors’ five nominees that are standing for election to the Board of Directors (Proposal 1); “FOR” the ratification of the appointment of our independent auditors (Proposal 2); “FOR” the advisory (non-binding) stockholder approval of named executive officer compensation (Proposal 3); for a Say-on-Pay frequency of once every year (Proposal 4); “FOR” the approval of the increase in the number of shares available for issuance pursuant to the Company’s 2015 Equity Incentive Award Plan (Proposal 5); “FOR” the approval of the amendment of the Certificate of Incorporation (Proposal 6); and “FOR” the approval of the warrant issuance (Proposal 7).

If You Plan to Attend the Annual Meeting

Attendance at the Annual Meeting will be limited to stockholders and the Company’s invited guests. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding shares of common stock in brokerage accounts or through a bank or other nominee may be required to show a brokerage statement or account statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. You may contact our Chief Financial Officer, Viraj Patel, at IR@ameri100.com for directions to the Annual Meeting.

If you are a stockholder of record as of the Record Date, you may vote your shares of common stock in person by ballot at the Annual Meeting. If you hold your shares of common stock in a stock brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Revoking a Proxy

You may revoke your proxy by submitting a new proxy with a later date or by notifying our Corporate Secretary in writing at 5000 Research Court, Suite 750, Suwanee, Georgia 30024. If you attend the Annual Meeting in person and vote by ballot, any previously submitted proxy will be revoked.

How We Solicit Proxies

We will solicit proxies and will bear the entire cost of our solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional materials furnished to our stockholders. We have retained InvestorCom, Inc. (“InvestorCom”) to assist us in the solicitation of proxies, as described in “General-Cost of Solicitation” below. The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, internet and personal solicitation by our directors, officers or other regular employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other regular employees for their proxy solicitation efforts. Fees paid to InvestorCom are described in “General-Cost of Solicitation” below.

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If You Receive More Than One Proxy Card

If you hold your shares of common stock in more than one account, you will receive a proxy card for each account. To ensure that all of your shares of shares of common stock are voted, please vote using a proxy card for each account that you own. It is important that you vote all of your shares of common stock.

Broker Non-Votes

If the shares you own are held in “street name” by a bank, brokerage firm or other nominee, your nominee, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your nominee provides to you. If you do not give instructions to your nominee, your nominee will determine whether it has discretionary authority to vote your shares. Applicable regulations prohibit nominees from voting shares on non-routine matters unless the beneficial owners indicate how the shares are to be voted. Therefore, unless you instruct your nominee on how to vote your shares with respect to the approval of the Certificate of Incorporation amendment, the issuance of the warrants, the increase in the number of shares available for issuance pursuant to the Company’s 2015 Equity Incentive Award Plan, the election of directors, the advisory resolution on compensation of the Company’s named executive officers and the advisory resolution on the frequency of Say-on-Pay, your nominee will be prohibited from voting on such matters on your behalf. Your nominee will, however, continue to have discretionary authority to vote uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm.

If your nominee returns a valid proxy but is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purpose of determining the presence of a quorum and will be counted against the proposal for the amendment of the Company’s Certificate of Incorporation. Broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting other than the amendment of the Company’s Certificate of Incorporation.

If You Have Any Questions

If you have any questions, or need assistance in voting your shares, please contact the firm assisting us in the solicitation of proxies:

InvestorCom, Inc.

Stockholders Call Toll Free: 877-972-0090

Banks and Brokers Call Collect: 203-972-9300

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CORPORATE GOVERNANCE AND ETHICS

Composition of the Board of Directors

The current number of directors on our Board of Directors is six. Under our bylaws, the number of directors on our Board of Directors will not be less than three and may be increased or decreased by resolution of the Board of Directors.

Director Nomination Process

Director Qualifications

In evaluating director nominees, the Nominations and Corporate Governance Committee of our Board of Directors considers the appropriate size of the Board of Directors, as well as the qualities and skills of individual candidates. Factors considering include the following:

•	A history illustrating personal and professional integrity and ethics;
•	Independence;
•	Successful business management experience;
•	Public company experience, as officer or board member;
•	Relevant professional experience; and
•	Educational background.

The Nominations and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings the Company a diversity of perspectives and skills derived from the factors considered above. The Nominations and Corporate Governance Committee also considers candidates with relevant non-business experience and training.

Our Board of Directors believes that it is necessary for each of our directors to possess many qualities and skills. When searching for new candidates, the Nominations and Corporate Governance Committee considers the evolving needs of the Board of Directors and searches for candidates that fill any current or anticipated future gap. Our Board of Directors also believes that all directors must possess a considerable amount of business management (such as experience as a chief executive or chief financial officer) and educational experience. The Nominations and Corporate Governance Committee first considers a candidate’s management experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value when considering director candidates. The Nominations and Corporate Governance Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The Nominations and Corporate Governance Committee does not have a formal policy with respect to diversity; however, our Board of Directors and the Nominations and Corporate Governance Committee believe that it is essential that the directors represent diverse viewpoints. In considering candidates for our Board of Directors, the Nominations and Corporate Governance Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board of Directors are also considered.

Other than the foregoing background factors that are considered in selecting director candidates, there are no stated minimum qualifications for director nominees, although the Nominations and Corporate Governance Committee may also consider such other facts as it may deem are in the best interests of Ameri and our stockholders. The Nominations and Corporate Governance Committee does believe it appropriate for at least one, and preferably several, members of our Board of Directors to meet the criteria for an “Audit Committee financial expert” as defined by the rules of the Securities and Exchange Commission (the “SEC”), and that a majority of the members of our Board of Directors meet the definition of an “independent director” under the listing standards of the NASDAQ Stock Market.

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Identification and Evaluation of Nominees for Directors

The Nominations and Corporate Governance Committee identifies nominees for director by first evaluating the current members of our Board of Directors willing to continue their service on the Board of Directors. Current members with qualifications and skills that are consistent with the Nominations and Corporate Governance Committee’s criteria for service on the Board of Directors and who are willing to continue their service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board of Directors with that of obtaining new perspectives. If any member of our Board of Directors does not wish to continue his or her service or if our Board of Directors decides not to re-nominate a member for re-election, the Nominations and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. The Nominations and Corporate Governance Committee generally polls our Board of Directors and members of management for their recommendations regarding potential new nominees. The Nominations and Corporate Governance Committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from our stockholders, industry experts or analysts. The Nominations and Corporate Governance Committee reviews the qualifications, experience and background of the candidates.

Final candidates are interviewed by some or all of our independent directors and our Chief Executive Officer. In making its determinations, the Nominations and Corporate Governance Committee evaluates each individual in the context of our Board of Directors as a whole, with the objective of assembling a group that can best attain success for Ameri and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Nominations and Corporate Governance Committee makes its recommendation to our Board of Directors. Historically, the Nominations and Corporate Governance Committee has not relied on third-party search firms to identify board candidates. The Nominations and Corporate Governance Committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify and acquire an appropriate candidate.

The Nominations and Corporate Governance Committee does not have a formal policy regarding consideration of director candidate recommendations from our stockholders. Any recommendations received from stockholders have been and will continue to be evaluated in the same manner as potential nominees suggested by members of our Board of Directors or management. Stockholders wishing to suggest a candidate for director should write to our Corporate Secretary at our corporate headquarters. In order for us to effectively consider a recommendation for a nominee for a director position, stockholders must provide the following information in writing: (i) the stockholder’s name and contact information; (ii) the class and number of shares beneficially owned by the stockholder; (iii) a statement that the stockholder is proposing a candidate for consideration as a director nominee to the Nominations and Corporate Governance Committee of our Board of Directors; (iv) the name, age, business address and residence address of the candidate and confirmation that the candidate is willing to be considered and serve as a director of the Company if elected; (v) a description of all arrangements and understandings and the relationship between the stockholder making the recommendation and the candidate being recommended and between the candidate and any customer, supplier, or competitor of the Company; (vi) the principal occupation and educational background of the candidate; (vii) a statement of the value that the candidate would add to our Board of Directors, including addressing the factors that our Board of Directors normally considers in assessing board candidates as stated above; and (viii) at least three character references with complete contact information. In order to give the Nominations and Corporate Governance Committee sufficient time to evaluate a recommended candidate, any such recommendation should be received by our Corporate Secretary at our corporate headquarters not later than the 120th calendar day before the one year anniversary of the date our proxy statement was mailed to stockholders in connection with the previous year’s annual meeting of stockholders.

Board Leadership Structure

We believe it is beneficial to separate the roles of Chief Executive Officer and Chairman of the Board of Directors to facilitate their differing roles in the leadership of the Company. The role of the Chairman is to set the agenda for, and preside over, board meetings, as well as providing advice and assistance to the Chief Executive Officer. In contrast, the Chief Executive Officer is responsible for handling the day-to-day management direction of the Company, serving as a leader to the management team, and formulating corporate strategy.

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Jeffrey E. Eberwein is currently the Chairman of our Board of Directors and is considered an independent director. Three of our current directors, Venkatraman Balakrishnan, Jeffrey Eberwein and Robert Pearse, will be completing their service as directors of the Company at the Annual Meeting. Current director David Luci will become Chairman of our Board of Directors, should he be elected by our stockholders at the Annual Meeting.

Following the Annual Meeting, we will continue our philosophy and practice of keeping the Chairman and Chief Executive Officer roles separate. We believe the working relationship between an independent Chairman and our Chief Executive Officer, on the one hand, and between out Chairman and the other independent directors, on the other, enhances and facilitates the flow of information between management and our Board of Directors as well as the ability of our independent directors to evaluate and oversee management and its decision-making.

Board Meeting Attendance

Our Board of Directors held six in person or telephonic meetings during the year ended December 31, 2017. No director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of our Board of Directors and of the total number of meetings of committees of our Board of Directors on which he served while he served, except for our director Venkatraman Balakrishnan, who attended 50% of the Board of Directors meetings and 50% of the Nominations and Corporate Governance Committee meetings.

Director Independence

Our Board of Directors has determined that all director nominees, except for Srinidhi Devanur, our Executive Vice Chairman, are independent directors (as currently defined in Rule 5605(a)(2) of the NASDAQ listing rules). In determining the independence of our directors, the Board of Directors considered all transactions in which the Company and any director had any interest, including those discussed under “Related Transactions and Section 16(a) Beneficial Ownership Reporting Compliance” below. The independent directors meet as often as necessary to fulfill their responsibilities, including meeting at least twice annually in executive session without the presence of non-independent directors and management.

Director Attendance at the Annual Meeting

Although we do not have a formal policy regarding attendance by members of our Board of Directors at the Annual Meeting, we encourage all of our directors to attend.

Board Self-Assessments

Our Board of Directors conducts annual self-evaluations to determine whether it and its committees are functioning effectively. The full Board of Directors reviews the results of the assessments and identifies areas for continued improvement. Our Board of Directors also develops and communicates to management any proposals for improving board functions.

Committees of the Board of Directors

Our Board of Directors currently has three standing committees. The current members of our committees are identified below:

Committees

Director	Audit		Compensation		Nominations and Corporate Governance
Dimitrios J. Angelis	X				X	(Chair)
Jeffrey E. Eberwein			X		X
Robert Pearse	X		X	(Chair)
Venkatraman Balakrishnan	X	(Chair)			X

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Srinidhi Devanur, our Executive Vice Chairman, does not serve on any of our standing committees.

Audit Committee. The Audit Committee currently consists of Messrs. Angelis, Pearse and Balakrishnan, with Mr. Balakrishnan serving as chairman. The Audit Committee held five meetings during the year ended December 31, 2017. All members of the Audit Committee (i) are independent directors (as currently defined in Rule 5605(a)(2) of the NASDAQ listing rules); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) have not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) are able to read and understand fundamental financial statements. Mr. Angelis qualifies as an “Audit Committee financial expert” as defined in the rules and regulations established by the SEC. The Audit Committee is governed by a written charter approved by our Board of Directors. The functions of the Audit Committee include, among other things:

•	Meeting with our management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting;
•	Meeting with our independent registered public accounting firm and with internal financial personnel regarding the adequacy of our internal controls and the objectivity of our financial reporting;
•	Recommending to our Board of Directors the engagement of our independent registered public accounting firm;
•	Reviewing our quarterly and audited consolidated financial statements and reports and discussing the statements and reports with our management, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management; and
•	Reviewing our financial plans and reporting recommendations to our full Board of Directors for approval and to authorize action.

Both our independent registered public accounting firm and internal financial personnel regularly meet privately with our Audit Committee and have unrestricted access to the Audit Committee.

Compensation Committee. The Compensation Committee currently consists of Messrs. Eberwein and Pearse, with Mr. Pearse serving as chairman. The Compensation Committee held two meetings during the year ended December 31, 2017. Messrs. Eberwein and Pearse are independent, as determined under the various NASDAQ Stock Market, SEC and Internal Revenue Service qualification requirements. The Compensation Committee is governed by a written charter approved by our Board of Directors. The charter of the Compensation Committee permits the Compensation Committee to engage outside consultants and to consult with our human resources department when appropriate to assist in carrying out its responsibilities. Compensation consultants have not been engaged by the Company to recommend or assist in determining the amount or form of compensation for any current executive officers or directors of the Company. The Committee may also obtain advice and assistance from internal or external legal, accounting, or other advisers selected by the Committee. The functions of the Compensation Committee include, among other things:

•	Reviewing and, as it deems appropriate, recommending to our Board of Directors, policies, practices, and procedures relating to the compensation of our directors, officers and other managerial employees and the establishment and administration of our employee benefit plans;
•	Establishing appropriate incentives for officers, including the Chief Executive Officer, to encourage high performance, promote accountability and adherence to company values and further our long-term strategic plan and long-term value; and
•	Exercising authority under our employee benefit plans.

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Corporate Governance Committee. The Nominations and Corporate Governance Committee currently consists of Messrs. Angelis, Eberwein and Balakrishnan, with Mr. Angelis serving as chairman. The Nominations and Corporate Governance Committee held two meetings during the year ended December 31, 2017. Messrs. Angelis, Eberwein and Balakrishnan are independent directors (as currently defined in Rule 5605(a)(2) of the NASDAQ listing rules). The Nominations and Corporate Governance Committee is governed by a written charter approved by our Board of Directors. The functions of the Nominations and Corporate Governance Committee include, among other things:

•	Reviewing and recommending nominees for election as directors;
•	Assessing the performance of our board of directors;
•	Developing guidelines for the composition of our board of directors;
•	Reviewing and administering our corporate governance guidelines and considering other issues relating to corporate governance; and
•	Oversight of the Company compliance officer and compliance with the Company’s Code of Ethics and Business Conduct and Code of Ethics for our Chief Executive Officer and Senior Financial Officers.

The Board of Directors’ Role in Risk Oversight

Our Board of Directors, as a whole and also at the committee level, has an active role in managing enterprise risk. The members of our Board of Directors participate in our risk oversight assessment by receiving regular reports from members of senior management and the Company compliance officer appointed by our Board of Directors on areas of material risk to us, including operational, financial, legal and regulatory, and strategic and reputational risks. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee oversees management of financial risks, as well as our policies with respect to risk assessment and risk management. The Nominations and Corporate Governance Committee manages risks associated with the independence of our Board of Directors and potential conflicts of interest. Members of the management team report directly to our Board of Directors or the appropriate committee. The directors then use this information to understand, identify, manage, and mitigate risk. Once a committee has considered the reports from management, the chairperson will report on the matter to our full Board of Directors at the next meeting of the Board of Directors, or sooner if deemed necessary. This enables our Board of Directors and its committees to effectively carry out its risk oversight role.

Communications with our Board of Directors

Any stockholder may send correspondence to our Board of Directors c/o Corporate Secretary, Ameri Holdings, Inc., 5000 Research Court, Suite 750, Suwanee, Georgia 30024. Our Corporate Secretary will review all correspondence addressed to our Board of Directors, or any individual director, and forward all such communications to our Board of Directors or the appropriate director prior to the next regularly scheduled meeting of our Board of Directors following the receipt of the communication, unless the corporate secretary decides the communication is more suitably directed to Company management and forwards the communication to Company management. Our Corporate Secretary will summarize all stockholder correspondence directed to our Board of Directors that is not forwarded to our Board of Directors and will make such correspondence available to our Board of Directors for its review at the request of any member of our Board of Directors.

Code of Business Conduct and Ethics

We have established a Code of Ethics and Business Conduct and a Code of Ethics for our Chief Executive Officer and Senior Financial Officers (the “Ethics Codes”) that apply to our officers, directors, employees and contractors. The Ethics Codes contain general guidelines for conducting our business consistent with the highest standards of business ethics and compliance with applicable law, and is intended to qualify as “codes of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K. Day-to-day compliance with the Ethics Codes is overseen by the Company compliance officer appointed by our Board of Directors. If we make any amendments to the Ethics Codes or grant any waiver from a provision of the Ethics Codes to any director or executive officer, we will promptly disclose the nature of the amendment or waiver on the “Investors” section of the Company’s website (www.ameri100.com) under the tab “Corporate Governance”.

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Corporate Governance Documents Available Online

Our corporate governance documents, including the Audit Committee charter, Compensation Committee charter, Nominations and Corporate Governance Committee charter and Ethics Codes, are available free of charge on the “Investors” section of our website (www.ameri100.com) under the tab “Corporate Governance”. Information contained on our website is not incorporated by reference in, or considered part of, this Proxy Statement. Stockholders may also request paper copies of these documents free of charge upon written request to Investor Relations, Ameri Holdings, Inc., 5000 Research Court, Suite 750, Suwanee, Georgia 30024.

Director Term Limits

Our Board of Directors does not currently have a term limit policy limiting the number of years a director may serve on the Board of Directors.

Executive Officers

The names of our executive officers, their ages, their positions with Ameri, and other biographical information as of June 21, 2018, are set forth below. There are no family relationships among our directors and executive officers.

Name	Age	Position

Srinidhi “Dev” Devanur	53	Executive Vice Chairman of the Board
Brent Kelton	47	Chief Executive Officer
Viraj Patel	55	Chief Financial Officer

Srinidhi “Dev” Devanur became our Executive Vice Chairman and a member of our Board in May 2015.  Srinidhi “Dev” Devanur is the founder of Ameri and Partners on the representative on the Board.  He is a seasoned technology entrepreneur who has more than 20 years of experience in the IT services industry with a specialization in sales and resource management.  He has built businesses from ground up and has successfully executed acquisitions, mergers and corporate investments.  He has managed the sales function by working closely with various Fortune 500 customers in the United States and India to sell software solutions, support and staff augmentation related services. Srinidhi “Dev” Devanur co-founded Ivega Company in 1997, an international niche IT consulting company with special focus on financial services which merged with TCG in 2004, creating a 1,000+ person focused differentiator in the IT consulting space.  Following this, he founded SaintLife Bio-pharma Pvt. Ltd., which was acquired by a Nasdaq listed company.  Srinidhi “Dev” Devanur has a bachelor’s degree in electrical engineering from the University of Bangalore, India and has also attended a Certificate program in Strategic Sales Management at the University of Chicago Booth School of Business.  The Board believes that Mr. Devanur’s qualifications to serve on the Board include his background in the IT services industry and his experience in business development.

Brent Kelton became our Chief Executive Officer in December 2017. Mr. Kelton previously joined the Company in March 2017 through its acquisition of Ameri100 California Inc. (formerly ATCG Technology Solutions, Inc. (ATCG)) as a wholly-owned operating subsidiary of the Company, which Mr. Kelton led. Prior to joining Ameri, he previously led Fujitsu’s North American SAP business unit and KPIT Technologies Limited’s SAP strategic business unit, at which he grew KPIT to over 1,600 employees globally with annual revenues of $125 million. Mr. Kelton has also held leadership positions at several technology service providers focused on implementation services and support of SAP solutions. Mr. Kelton holds a bachelor of science degree in business analysis and management information systems from Texas A&M University and has completed executive education courses at the Stanford Graduate School of Business.

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Viraj Patel became our Chief Financial Officer in April 2017. He is a seasoned finance and operations executive having served as a Chief Financial Officer of both public and start-up companies. He has over 30 years of experience in the technology, life science and industrial sectors with significant experience in domestic and international markets, fund-raising and mergers and acquisitions. From February 2016 to March 2017, Mr. Patel worked as an independent consultant and served as Chief Financial Officer (on a pro bono basis) for Human Needs Project, a non-governmental organization that provides funding and services to local communities in Africa. Previously, Mr. Patel served as the Chief Financial Officer of Aqua Metrology Systems, a developer of online and offline analytical instruments for detection of water contaminants, from August 2015 to January 2016. Prior to that he served as the Chief Financial Officer of Aspire Public Schools, a leading national K-12 charter schools management organization, from September 2013 to March 2015. From September 2010 to March 2013, Mr. Patel served as the Chief Financial Officer of Imergy Power Systems, a manufacturer of energy storage solutions. From November 2005 to February 2010, he served as the Chief Financial Officer of public technology companies, including as UTStarcom, a global telecom infrastructure provider, and prior to that at Avanti Corporation, an electronic design automation company that was later acquired by Synopsys, Inc. Mr. Patel also served as Vice President of Finance at Nektar Therapeutics and Chief Accounting Officer at Pall Corporation. Mr. Patel also served as an independent board member and audit committee chairman for Helios & Matheson (a Nasdaq listed public company in the data and financial analytics sector), from May 2012 through April 2016 and as a board advisor until July 2016. Mr. Patel began his professional career at PricewaterhouseCoopers in New York and holds a bachelor’s degree in business from Pace University, New York. He is an active Certified Public Accountant in the State of New York and is a member of the New York State Society of Certified Public Accountants and a member of the American Institute of Certified Public Accountants.

Our previous President and Chief Executive Officer, Giri Devanur, departed from our company on December 26, 2017 to pursue new opportunities. Our current Chief Executive Officer, Brent Kelton, was appointed effective as of the same date.

Our previous Chief Financial Officer, Edward O’Donnell, departed from our company on December 2, 2016 to pursue new opportunities.  At that time, Carlos Fernandez, our Executive Vice President of Corporate Development, was appointed as our interim Chief Financial Officer while we conducted a search for a permanent Chief Financial Officer. Our current Chief Financial Officer, Viraj Patel, was appointed effective April 24, 2017.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of June 21, 2018 regarding the beneficial ownership of our common stock by (i) each person we know to be the beneficial owner of 5% or more of our common stock, (ii) each of our current executive officers, (iii) each of our directors, and (iv) all of our current executive officers and directors as a group. Information with respect to beneficial ownership has been furnished by each director, executive officer or 5% or more stockholder, as the case may be. The address for all executive officers and directors is c/o Ameri Holdings, Inc., 5000 Research Court, Suite 750, Suwanee, Georgia 30024.

Percentage of beneficial ownership in the table below is calculated based on 18,790,998 shares of common stock outstanding as of June 21, 2018. Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of our common stock issuable pursuant to the exercise of stock options, warrants or other securities that are immediately exercisable or convertible or exercisable or convertible within 60 days of June 21, 2018. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

Executive Officers, Present Directors and Proposed Directors:

Jeffrey E. Eberwein(2)(3)	4,216,974	21.2%
Srinidhi “Dev” Devanur	6,276,375	33.4%
Dimitrios J. Angelis(4)	65,990	*
Dr. Arthur M. Langer(5)	109,923	*
Robert G. Pearse(6)	65,473	*
Venkatraman Balakrishnan(7)	41,948	*
Viraj Patel(8)	25,000	*
Brent Kelton(9)	93,176	*
David Luci(10)	40,574	*
All executive officers and directors as a group (9 persons) (13)	10,935,433	54.5%

5% Stockholders:
Lone Star Value Management, LLC(2)(3)	4,216,974	21.2%
Dhruwa N. Rai(11)	1,164,713	6.2%
Giri Devanur(12)	1,806,246	9.6%

______________

_______________

*	Less than one percent of outstanding shares.
(1)	Unless otherwise indicated, the address of each person or entity is c/o AMERI Holdings, Inc., 5000 Research Court, Suite 750, Suwanee, Georgia 30024.
(2)	Includes (A) (i) 2,972,592 shares of common stock and (ii) 1,100,000 shares of common stock reserved for issuance upon the exercise of warrants, in each case held of record by LSVI, (B) 13,910 shares of common stock held of record by Lone Star Value Co-Invest I, LP (“Co-Invest”) and (C) 47,164 shares of common stock held of record by Jeffrey E. Eberwein, our Chairman. Lone Star Value Investors GP, LLC (“Lone Star Value GP”), the general partner of LSVI, Co-Invest and Lone Star Value Management, the investment manager of LSVI, may be deemed to beneficially own the 4,133,666 shares held by LSVI and Co-Invest. Jeffrey E. Eberwein as the managing member of Lone Star Value GP may be deemed to beneficially own the 3,882,696 shares held by LSVI and Co-Invest. Mr. Eberwein disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address of Mr. Eberwein, LSVI, Co-Invest, Lone Star Value GP and Lone Star Value Management is 53 Forest Avenue, 1st Floor, Old Greenwich, CT 06870.
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(3)	Includes 83,308 shares held in a separate account formerly managed by Lone Star Value Management. As of March 31, 2018, Lone Star Value Management terminated its agreement with respect to the separately managed account and as of such date neither Lone Star Value Management nor Mr. Eberwein controlled the separately managed account. Mr. Eberwein disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.
(4)	Consists of 40,990 shares of common stock and 25,000 shares of common stock issuable upon exercise of options exercisable within 60 days.
(5)	Consists of 84,923 shares of common stock and 25,000 shares of common stock issuable upon exercise of options exercisable within 60 days. Dr. Langer resigned from the Board effective May 7, 2018.
(6)	Consists of 40,473 shares of common stock and 25,000 shares of common stock issuable upon exercise of options exercisable within 60 days.
(7)	Consists of 16,948 shares of common stock and 25,000 shares of common stock issuable upon exercise of options exercisable within 60 days.
(8)	Consists of 25,000 shares of common stock issuable upon exercise of options exercisable within 60 days.
(9)	Consists of 93,176 shares of common stock.
(10)	Consists of 2,430 shares of common stock, 2,430 shares of common stock issuable upon the exercise of warrants that are currently exercisable and 35,714 shares of common stock issuable upon the conversion of a $100,000 convertible promissory note with a conversion price of $2.80 per share.
(11)	Consists of 1,164,713 shares of common stock. Mr. Rai resigned from the Board effective February 12, 2018.
(12)	Giri Devanur served as our Chief Executive Officer from May 26, 2015 through December 26, 2018. Consists of 1,794,125 shares of common stock and 12,121 shares of common stock issuable upon the exercise of warrants that are currently exercisable.
(13)	Consists of 9,660,168 shares of common stock, 1,114,551 shares of common stock reserved for issuance upon the exercise of the warrants held of record by LSVI and Giri Devanur, 35,714 shares of common stock issuable upon the conversion of a $100,000 convertible promissory note with a conversion price of $2.80 per share and 125,000 shares of common stock issuable upon exercise of options exercisable within 60 days.

In addition, as of June 21, 2018, we had 405,395 shares of Series A Preferred Stock issued and outstanding. As of such date, LSVI held 405,395 shares of our Series A Preferred Stock, representing 100% of the issued and outstanding shares of the Series A Preferred Stock. Jeffrey E. Eberwein as the managing member of Lone Star Value GP may be deemed to beneficially own the 405,395 shares of Series A Preferred Stock held by LSVI. Mr. Eberwein disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address of Mr. Eberwein, LSVI and Lone Star Value GP is 53 Forest Avenue, 1st Floor, Old Greenwich, CT 06870.

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PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors currently consists of six members. Each nominated director elected at the Annual Meeting will serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Three of our current directors, Venkatraman Balakrishnan, Jeffrey Eberwein and Robert Pearse, will be completing their service as directors of the Company at the Annual Meeting.

Upon the recommendation of the Nominations and Corporate Governance Committee, our Board of Directors has nominated each of the following five persons to be elected to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Each of the nominees (i) currently serves on our Board of Directors (ii) has consented to being named in this Proxy Statement and (iii) has agreed to serve as a director if elected. As of the date of this Proxy Statement, our Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS USING THE ENCLOSED PROXY CARD TO VOTE
FOR
THE FIVE NOMINEES LISTED BELOW

Nominees for Election to the Board of Directors

Name	Position
Srinidhi “Dev” Devanur	Executive Vice Chairman of the Board and Director
David Luci	Chairman of the Board and Director
Dimitrios J. Angelis	Director
Robert Shawah	Director
James Shad	Director

The five nominees standing for election who receive the greatest number of votes cast at the 2018 annual meeting will be elected as directors.

Information about the Company’s Director Nominees

Set forth below are descriptions of the backgrounds of each nominee and their principal occupations for at least the past five years and their public-company directorships as of the Record Date. There are no family relationships among our directors and executive officers. All ages are as of June 21, 2018.

In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that he should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Ameri and our Board of Directors.

Srinidhi “Dev” Devanur	Age 52	Director since 2015
Executive Vice Chairman of the Board and Director

Mr. Devanur’s biographical information is provided above under the heading “CORPORATE GOVERNANCE AND ETHICS- Executive Officers.”

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David Luci	Age 51	Director since 2018
Co-Founder, Managing Partner and director of Acurx Pharmaceuticals, LLC

Mr. Luci became a member of our Board in February 2018. Mr. Luci currently serves as Co-Founder, Managing Partner and a director of Acurx Pharmaceuticals, LLC, an early-stage, private pharmaceutical company focused on developing antibiotics for difficult to treat resistant bacteria. From January 2010 to April 2017, Mr. Luci served as President and Chief Executive Officer and as a director of Dipexium Pharmaceuticals, Inc. (“Dipexium”) a Nasdaq-listed biopharmaceutical company focused. Dipexium was sold in April 2017 to PLX Pharma (Nasdaq: PLXP) in a merger valued at $69 million. From December 2007 to January 2010, Mr. Luci served as President and Chief Business Officer of MacroChem Corporation (OTCBB: MACM), a development-stage, public biopharmaceutical company, and from July 2002 to August 2007 he served as Executive Vice President, Chief Financial Officer, General Counsel & Corporate Secretary of Bioenvision, Inc. (Nasdaq: BIVN), an international biopharmaceutical company. From January 2007 to January 2010, Mr. Luci served as a member of the board of directors of Abeona Therapeutics, Inc. (Nasdaq: ABEO), where he also served as Chairman of the Audit Committee and Chairman of the Compensation Committee, as well as serving in a consulting capacity for several equity financings. Mr. Luci began his career with Ernst & Young LLP as a certified public accountant (from August 1988 to May 1991), before transitioning to practicing corporate law (from September 1994 to July 2002) at Battle Fowler LLP, which later merged into Paul Hastings. Mr. Luci received a bachelor of science in business administration degree from Bucknell University and a juris doctorate degree from Albany Law School of Union University. Mr. Luci is admitted to the New York bar and is an inactive Certified Public Accountant, registered in Pennsylvania. The Board believes Mr. Luci’s qualifications to serve on the Board include his extensive business development and managerial expertise and his extensive background in international licensing and co-development transactions and merger transactions.

Dimitrios J. Angelis	Age 47	Director since 2015
Executive Counsel at Life Sciences Law Group

Mr. Angelis currently works with the Life Sciences Law Group, providing outside General Counsel advice to pharmaceutical, medical device and biologics companies. He is also a director of Digirad Inc. (NASDAQ: DRAD) a leader in the field of nuclear gamma cameras for use in cardiology, women’s health, pediatric and other imaging and neuropathy diagnostics applications. Previously, he has served as the Chief Executive Officer of OTI America Inc., the U.S.-based subsidiary of publicly-held On Track Innovations Ltd., a pioneer of cashless payment technology, since December 2013. His role was to oversee and monetize the extensive patent portfolio of over 100 U.S. and international patents. Mr. Angelis has served as a director of On Track Innovations since December 2012, and served as its Chairman of the Board from April 2013 until February 2015.  From October 2012 until December 2013, Mr. Angelis served as the General Counsel of Wockhardt Pharmaceuticals Inc., an international biologics and pharmaceutical company.  From October 2008 to October 2012, Mr. Angelis was a senior counsel at Dr. Reddy’s Laboratories, Ltd., a publicly-traded pharmaceutical company, and during 2008 he was the Chief Legal Officer and Corporate Secretary of Osteotech, Inc., a publicly-traded medical device company, with responsibility for managing the patent portfolio of approximately 42 patents.  Prior to that, Mr. Angelis worked in the pharmaceutical industry in various corporate, strategic and legal roles. In addition, he worked for McKinsey & Company, Merrill Lynch and the Japanese government more than five years ago.  He began his legal career as a transactional associate with the New York office of the law firm Mayer Brown. Mr. Angelis holds a B.A. degree in Philosophy and English from Boston College, an M.A. in Behavioral Science and Negotiation from California State University and a J.D. from New York University School of Law.  The Board believes that Mr. Angelis’ substantial experience as an accomplished attorney, negotiator and general counsel to public and private companies in the healthcare field will enable him to bring a wealth of strategic, legal and business acumen to the Board, well qualifying him to serve as a director.

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Robert G. Shawah	Age 51	Director Nominee
Partner & Vice President of Baldwin Pearson & Co., Inc.

Currently, and from 2005 to 2013, Mr. Shawah serves as a Partner & Vice President of Baldwin Pearson & Co., Inc., a commercial real estate company, focusing on structuring transactions in the commercial and industrial real estate market in Fairfield County, Connecticut, as well as financial reporting responsibilities for the company. From March 2014 to April 2017, Mr. Shawah served as the Chief Accounting Officer and Treasurer of Dipexium Pharmaceuticals, Inc., a NASDAQ listed biopharmaceutical company. From 1997 to 2005, he served as Sales and Financial Engineer for CC1 Inc., a private New Hampshire firm that designed and manufactured camera-based technical equipment for the printing industry. Prior to 1997, Mr. Shawah held financial management positions at Victorinox/Swiss Army Brands and Grace Cocoa, a division of W.R. Grace. Mr. Shawah is a certified public accountant in the Commonwealth of Pennsylvania (inactive) and spent the first five years of his career in the audit division of Arthur Andersen LLP. Mr. Shawah received his Bachelor’s Degree in Business Administration from Bucknell University. The Board believes Mr. Shawah’s qualifications to serve on the Board include his extensive business management expertise and his strong background in accounting and financial reporting.

James Shad	Age 62	Director Nominee
Principal at Renaissance Growth Consultants

Since July 2016, Mr. Shad has served as the principal of Renaissance Growth Consultants, LLC, a private business strategy and marketing consulting company. From June 2014 to July 2016, Mr. Shad was the President and Chief Revenue Officer of C3 Design, Inc., a private company that designs and produces luxury homes emphasizing sustainability, energy efficiency and the latest technology. From June 2013 to May 2014, Mr. Shad was a director of The Partnering Group, Inc., a private business growth consulting company. From July 2012 to February 2013, he was the Chief Revenue Officer of the Viking Range Corporation, a manufacturer of kitchen appliances. From June 2008 to June 2011, Mr. Shad served in multiple executive roles for LG Electronics USA, the U.S. arm of the South Korean multinational electronics company. From 2000 to 2003, he was the Global Chief Customer Officer for Novartis’ Consumer Health Division. Mr. Shad began his career as a territory salesman with Procter and Gamble in 1979, rising to the head of North American Market Strategy in 2000. Mr. Shad also has been a guest lecturer on leadership and business strategy at the University of Georgia Terry College of Business Executive MBA program since January, 2014. He has served on the advisory board of Babel Street Corporation., a privately held cyber-security services and analytics firm, since October, 2016. In addition, Mr. Shad has served on our advisory board since November 2016. Mr. Shad received his Bachelor’s Degree in Business Administration from the University of Georgia Terry College of Business. The Board believes Mr. Shad’s qualifications to serve on the Board include his extensive experience with consulting companies and his business management.

Information about the Company’s Other Current Directors

Three of our current directors, Venkatraman Balakrishnan, Jeffrey Eberwein and Robert Pearse, will be completing their service as directors of the Company at the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION AS DIRECTOR OF EACH NOMINEE LISTED ON THE PROXY CARD.

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REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to Ameri’s audited financial statements for the year ended December 31, 2017.

The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of Ameri’s financial reporting, internal controls and audit functions. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

The Company maintains an auditor independence policy that bans its auditors from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the Audit Committee approve the audit and non-audit services and related budget in advance, and that the Audit Committee be provided with quarterly reporting on actual spending. This policy also mandates that the Company may not enter into auditor engagements for non-audit services without the Audit Committee’s express approval. The Audit Committee charter describes in greater detail the full responsibilities of the Audit Committee and is available on our website at www.ameri100.com. The Audit Committee is comprised solely of independent directors as defined by Rule 5605(a)(2) of the NASDAQ listing standards.

The Audit Committee met on five occasions during the year ended December 31, 2017. The Audit Committee met privately in executive session with Ram Associates as part of each regular meeting and held private meetings with the Chief Financial Officer and other officers of Ameri throughout the year.

In accordance with the Audit Committee charter and the requirements of law, the Audit Committee pre-approves all services to be provided by Ameri’s independent auditors, Ram Associates. Pre-approval is required for audit services, audit-related services, tax services and other services.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2017 with the Company’s management and Ram Associates, the Company’s independent registered public accounting firm. The Audit Committee has also discussed with Ram Associates the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also has received and reviewed the written disclosures and the letter from Ram Associates required by applicable requirements of the PCAOB regarding Ram Associates’ communications with the Audit Committee concerning independence, and has discussed with Ram Associates its independence from the Company.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Annual Report.

AUDIT COMMITTEE

Venkatraman Balakrishnan, Chairman
Robert Pearse
Dimitrios J. Angelis

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PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of our Board of Directors is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. The Audit Committee is considering Ram Associates to serve as the Company’s independent registered public accounting firm.  Ram Associates has audited our financial statements since the year ended December 31, 2017.  While it is not required to do so, the Audit Committee is submitting to stockholders for ratification the selection of Ram Associates as the Company’s independent registered public accounting firm for the year ending December 31, 2018.  Notwithstanding ratification of the selection of Ram Associates to serve as the Company’s independent registered public accounting firm, the Audit Committee will be under no obligation to select Ram Associates as the Company’s independent registered public accounting firm.

Representatives of Ram Associates will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Principal Accounting Fees

In May 2015, the Board selected Ram Associates as its independent accountant to audit the registrant’s financial statements.  Since they were retained, there have been (1) no disagreements between us and Ram Associates on any matters of accounting principle or practices, financial statement disclosure, or auditing scope or procedures and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K. Ram Associates has not issued any reports on our financial statements during the previous two fiscal years that contained any adverse opinion or a disclaimer of opinion or were qualified or modified as to uncertainty, audit scope or accounting principle. In connection with the audit of the 2015 financial statements, we entered into an engagement agreement with Ram Associates which sets forth the terms by which Ram Associates has performed audit and related professional services for us.

The following table sets forth the aggregate accounting fees paid by us for the year ended December 31, 2017 and the year ended December 31, 2016. The below fees were paid to the firm Ram Associates. All non-audit related services in the table were pre-approved and/or ratified by the Audit Committee of our Board of Directors.

	Year Ended December 31,	Year Ended December 31,
Type of Fees	2017	2016
Audit Fees	$75,000	$59,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	29,500	—
Total	$104,500	$59,000

Types of Fees Explanation

Audit Fees. Audit fees were incurred for accounting services rendered for the audit of our consolidated financial statements for the year ended December 31, 2017 and reviews of quarterly consolidated financial statements.

Audit Committee Pre-Approval of Services by Independent Registered Public Accounting Firm

The Audit Committee is granted the authority and responsibility under its charter to pre-approve all audit and non-audit services provided to the Company by its independent registered public accounting firm, including specific approval of internal control and tax-related services. In exercising this responsibility, the Audit Committee considers whether the provision of each professional accounting service is compatible with maintaining the audit firm’s independence.

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Pre-approvals are detailed as to the category or professional service and when appropriate are subject to budgetary limits. Company management and the independent registered public accounting firm periodically report to the Audit Committee regarding the scope and fees for professional services provided under the pre-approval.

With respect to the professional services rendered, the Audit Committee had determined that the rendering of all non-audit services by Ram Associates was compatible with maintaining the auditor’s independence and had pre-approved all such services.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RAM ASSOCIATES AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018, ON THE PROXY CARD.

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EXECUTIVE COMPENSATION

Role and Authority of Compensation Committee

The Compensation Committee currently consists of Messrs. Eberwein and Pearse. Messrs. Eberwein and Pearse are each a “non-employee director” within the meaning of Rule 16b-3 under the Securities and Exchange Act of 1934 and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. Messrs. Eberwein and Pearse and satisfy the independence requirements imposed by the NASDAQ Stock Market.

The Compensation Committee is responsible for discharging the responsibilities of the Board of Directors with respect to the compensation of our executive officers. The Compensation Committee recommends overall compensation of our executive officers to the Board of Directors. The Board of Directors approves all compensation of our executive officers. The Compensation Committee also periodically reviews director compensation.

The charter of the Compensation Committee permits the Compensation Committee to engage outside consultants and to consult with our human resources department when appropriate to assist in carrying out its responsibilities. Compensation consultants have not been engaged by the Company to recommend or assist in determining the amount or form of compensation for any current executive officers or directors of the Company.

The Committee may also obtain advice and assistance from internal or external legal, accounting, or other advisers selected by the Committee.

Elements of Executive Compensation

Our executive compensation consists of the following elements:

•      Base salary;

•      Annual Incentive Bonus;

•      Long-Term Incentives; and

•      Retirement benefits under a 401(k) plan and generally available benefit programs.

Base Salary. The base salary for each executive is initially established through negotiation at the time the executive is hired, taking into account his or her scope of responsibilities, qualifications, experience, prior salary, and competitive salary information within our industry. Year-to-year adjustments to each executive officer’s base salary are determined by an assessment of his or her sustained performance against individual goals, including leadership skills and the achievement of high ethical standards, the individual’s impact on our business and financial results, current salary in relation to the salary range designated for the job, experience, demonstrated potential for advancement, and an assessment against base salaries paid to executives for comparable jobs in the marketplace.

Based on the factors discussed above, base salaries of our Chief Executive Officer and our two other most highly compensated executive officers (“Named Executive Officers”) as of December 31, 2017 (on an annualized basis) were as follows:

Giri Devanur’s 2017 base salary was set at $220,000, which represented no change from Mr. Devanur’s annual base salary as it was raised to $220,000 from $120,000 effective as of November 14, 2016.

Mr. Devanur departed from our company on December 26, 2017 to pursue new opportunities. Our current Chief Executive Officer, Brent Kelton, was appointed effective as of the same date. We agreed to pay Mr. Kelton an annual base salary of $250,000 and provided for bonus payments of up to an aggregate of $125,000, as determined by the Board of Directors based on Mr. Kelton’s meeting and exceeding mutually agreed upon annual performance goals.

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Our previous Chief Financial Officer, Edward O’Donnell, departed from our company on December 2, 2016 to pursue new opportunities.  At that time, Carlos Fernandez, our Executive Vice President of Corporate Development, was appointed as our interim Chief Financial Officer while we conducted a search for a permanent Chief Financial Officer. Our current Chief Financial Officer, Viraj Patel, was appointed effective April 24, 2017. Mr. Patel’s 2017 base salary was set at $200,000. Mr. Patel was not employed by the Company in 2016.

We entered into an employment agreement with Srinidhi “Dev” Devanur in May 2015. The employment agreement appointed Mr. Devanur as our Executive Vice Chairman of the Board until May 26, 2018. His employment agreement provides for an annual salary of $120,000 per year, with a bonus of $50,000 per year, payable at the discretion of the Board.

Annual Bonus. Annual bonus payments under our executive employment agreements are based on the discretion of our Board of Directors. We believe that such bonuses provide our executives with an incentive to achieve goals that are aligned with our stockholders’ interests, with the achievement of such goals being measurable in terms of revenue and income or other financial objectives. An executive officer’s failure to achieve measurable performance goals can affect his or her bonus amount. We believe that offering significant potential income in the form of bonuses allows us to attract and retain executives and to align their interests with those of our stockholders.

Long-Term Incentives. The Compensation Committee has the ability to grant equity instruments to our executives under our 2015 Equity Incentive Award Plan. The Compensation Committee has the ability to issue a variety of instruments, but equity grants will typically be in the form of stock options and restricted stock units. We believe that our executive compensation program must include long-term incentives such as stock options and restricted stock units if we wish to hire and retain high-level executive talent. We also believe that stock options and restricted stock units help to provide a balance to the overall executive compensation program as base salary and bonus awards focus only on short-term compensation. In addition, the vesting period of stock options and restricted stock units encourages executive retention and the preservation of stockholder value. Finally, we believe that aligning at least a portion of restricted stock units vesting provisions to financial performance measures further aligns executive compensation to stockholder value; if performance targets are not achieved, then the awards do not vest. We base the number of equity units granted on the type and responsibility level of the executive’s position, the executive’s performance in the prior year and the executive’s potential for continued sustained contributions to our long-term success and the long-term interests of our stockholders.

401(k) and Other Benefits. During 2017, our executive officers were eligible to receive certain benefits generally available to all our employees on the same terms, including medical, dental and vision insurance, long-term and short-term disability insurance, life and accidental death and dismemberment insurance, health and dependent care flexible spending accounts, educational and employee assistance, paid-time-off, and certain other benefits. During 2015, we also maintained a tax-qualified 401(k) Plan, which provides for broad-based employee participation. During 2017, under the 401(k) Plan, all employees were eligible to receive matching contributions from Ameri of (i) 100% of their first 3% of employee contributions and (ii) 50% of the next 2% of employee contributions up to an aggregate maximum of $10,600 per employee, per year, subject to vesting provisions.

Compensation Risk Assessment. In establishing and reviewing our overall compensation program, the Compensation Committee considers whether the program and its various elements encourage or motivate our executives or other employees to take excessive risks. We believe that our compensation program and its elements are designed to encourage our employees to act in the long-term best interests of the Company and are not reasonably likely to have a material adverse effect on our business.

The Impact of Tax and Accounting Treatments on Elements of Compensation

We have elected to award non-qualified stock options instead of incentive stock options to all our employees, directors and consultants to allow the corporation to take advantage of the more favorable tax advantages associated with non-qualified stock options.

Internal Revenue Code Section 162(m) precludes us from deducting compensation in excess of $1.0 million for certain employees. To date, we have not exceeded the $1.0 million limit for those employees, and the Compensation Committee has not defined a policy that all compensation must be deductible. However, since stock-based awards comprise a significant portion of total compensation, the Compensation Committee has taken appropriate steps to preserve deductibility for such awards in the future, when appropriate.

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Summary Compensation Table

The following table provides information regarding the compensation earned during the years ended December 31, 2017 and December 31, 2016 by our Chief Executive Officer and our two other most highly compensated executive officers who were employed by us during such years.

Name & Principal Position	Transition Period or Fiscal Year Ended	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Brent Kelton(1)	12/31/2017	121,500	50,000	—	116,988	—	—	—	288,488
Chief Executive Officer	12/31/2016	—	—	—	—	—	—	—	—
Viraj Patel(2)	12/31/2017	137,222	—	—	192,738	—	—	—	329,960
Chief Financial Officer	12/31/2016	—	—	—	—	—	—	—	—
Giri Devanur(3)	12/31/2017	220,000	25,000	—	—	—	—	—	245,000
Former President and	12/31/2016	175,000	57,500	—	—	—	—	—	232,500
Chief Executive Officer
Srinidhi (Dev) Devanur	12/31/2017	100,000	—	—	—	—	—	—	100,000
Executive Vice Chairman	12/31/2016	100,000	—	—	—	—	—	—	100,000

_________

(1)	Brent Kelton was appointed as our Chief Executive Officer effective December 26, 2017. On that date, Mr. Kelton was granted options for the purchase of 100,000 shares of Company common stock at an exercise price of $3.00 per share. The options expire on December 26, 2022 and vest (a) as to 33,333 shares of common stock on December 26, 2018, (b) as to a further 33,333 shares of common stock on December 26, 2019, and (c) as to the remaining 33,334 shares of common tock on December 26, 2020.

(2)	Viraj Patel was appointed as our Chief Financial Officer effective April 24, 2017. On May 4, 2017, Mr. Patel was granted options for the purchase of 75,000 shares of Company common stock at an exercise price of $6.59 per share. The options expire on May 4, 2022 and vest (a) as to 25,000 shares of common stock on May 4, 2018, (b) as to a further 25,000 shares of common stock on May 4, 2019, and (c) as to the remaining 25,000 shares of common tock on May 4, 2020.

(3)	Giri Devanur was appointed to his position with our company on May 26, 2015 and served as Chief Executive Officer of Ameri and Partners through December 26, 2017.

Grants of Plan-Based Awards

On May 4, 2017, we granted our current Chief Financial Officer, Viraj Patel, options to purchase 75,000 shares of our common stock. None of Mr. Patel’s options were vested as of December 31, 2017.

On December 26, 2017, we granted our current Chief Executive Officer, Brent Kelton, options to purchase 75,000 shares of our common stock. None of Mr. Kelton’s options were vested as of December 31, 2017.

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Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2017, unvested options to purchase 75,000 shares of our common stock were held by Mr. Patel, our Chief Financial Officer, and unvested options to purchase 100,000 shares of our common stock were held by Mr. Kelton, our Chief Executive Officer, pursuant to our equity incentive plan.

Pension Benefits

None of our named executive officers participates in or has account balances in qualified or non-qualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation

None of our named executive officers participates in or has account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us.

Potential Payments Upon Termination or Change of Control Under Employment Agreements

We entered into an employment agreement with Srinidhi “Dev” Devanur in May 2015.  The employment agreement appointed Mr. Devanur as our executive Vice Chairman of the Board for three years.  Mr. Devanur continues to be employed by the Company under the terms of the employment agreement and to serve as Executive Vice Chairman. Mr. Devanur and the Company are working in good faith on entering into a new agreement. The existing employment agreement of Mr. Devanur provides that if, during the term of his employment, he is terminated by us other than for “Cause” or he resigns for “Good Reason,” then he will continue to receive for a period of one year following such termination his then current salary payable on the same basis as he was then being paid. Termination for “Cause” means: (i) deliberate refusal or deliberate failure to carry out any reasonable order, consistent with his position, of our Board of Directors after reasonable written notice; (ii) a material and willful breach of the employment agreement, his confidentiality and non-competition agreement or similar agreements with us; (iii) gross negligence or willful misconduct in the execution of his assigned duties; (iv) engaging in repeated intemperate use of alcohol or drugs; or (v) conviction of a felony or other serious crime. “Good Reason” means (i) he shall have been assigned duties materially inconsistent with his position; (ii) his salary is reduced more than 15% below its then current level; or (iii) material benefits and compensation plans then currently in existence are not continued in effect for his benefit.

In addition, we entered into an employment agreement with Viraj Patel, effective April 24, 2017, pursuant to which Mr. Patel became our Chief Financial Officer. Mr. Patel’s employment agreement is terminable at will for any reason.

If Srinidhi Devanur would have been terminated without Cause at December 31, 2017 or if he would have resigned for Good Reason, then he would have been entitled to receive severance payments of $120,000.

Upon the termination of Giri Devanur’s employment with the Company, on December 26, 2017, the Company agreed to pay Mr. Devanur severance of $220,000, his annual salary at the time of departure in accordance with the terms of his employment agreement, over a period of one year and a lump sum of $25,000 in exchange for his release of the Company from all claims he or his heirs, executors and assigns ever had or may have against the Company, its officers, directors, employees, stockholders or any of one of them by reason of any actual or alleged act, omission, transaction, practice, conduct, occurrence, or other matter.

On December 26, 2017, we entered into an employment letter agreement with Brent Kelton, pursuant to which we appointed Mr. Kelton as our Chief Executive Officer for three years. We agreed to pay Mr. Kelton an annual base salary of $250,000 and provided for bonus payments of up to an aggregate of $125,000, as determined by the Board of Directors based on Mr. Kelton’s meeting and exceeding mutually agreed upon annual performance goals. Mr. Kelton’s employment is subject to early termination, other than for cause (as defined in the employment letter agreement), by him or the Company for any reason upon 60 days’ written notice to the other party. If there is a change of control (as defined in the employment letter agreement) and Mr. Kelton’s employment terminates within six months following the change of control for reasons other than for cause, then Mr. Kelton will be entitled to receive any accrued bonus as of such date of termination and any outstanding options held by him shall immediately vest.

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Securities Authorized for Issuance Under Equity Compensation Plans

 On April 20, 2015, our Board and the holder of a majority of our outstanding shares of common stock approved the adoption of our 2015 Equity Incentive Award Plan (the “Plan”) and a grant of discretionary authority to the executive officers to implement and administer the Plan. The Plan allows for the issuance of up to 2,000,000 shares of our common stock for award grants (all of which can be incentive stock options). The Plan provides equity-based compensation through the grant of cash-based awards, nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and other stock-based awards. As of December 31, 2016, restricted stock units for the issuance of 590,869 shares of common stock and options to purchase 972,700 shares of our common stock had been granted and were outstanding. The Board of Directors adopted the Plan to provide a means by which our employees, directors, officers and consultants may be granted an opportunity to purchase our common stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for our success.

 Under Plan, our board of directors determines the exercise price to be paid for the shares, the period within which each option may be exercised, and the terms and conditions of each option. The exercise price of the incentive and non-qualified stock options may not be less than 100% of the fair market value per share of our common stock on the grant date. If an individual owns stock representing more than 10% of the outstanding shares, the price of each share of an incentive stock option must be equal to or exceed 110% of fair market value.

 The following table sets forth information regarding our equity compensation plans as of December 31, 2017:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,835,063	$5.63	164,397
Warrants issued outside of our equity compensation plan	1,000,000	6.00	—
Total	2,835,063	$5.76	164,397

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COMPENSATION OF DIRECTORS

Directors are expected to timely and fully participate in all regular and special board meetings, and all meetings of committees that they serve on.  We have previously compensated non-management directors through an annual grant of stock options and/or restricted stock units pursuant to the 2015 Equity Incentive Award Plan.  Such option awards have an exercise price not less than 100% of the fair market value of our common stock, based on the value of such shares of common stock on the date the option is granted, and become vested and exercisable as determined by the compensation committee or the entire Board of Directors.  Other terms and conditions of the option grants are on the terms and conditions as determined by the Compensation Committee or the entire Board of Directors when the options are granted.

 The following table sets forth the cash compensation, as well as certain other compensation earned by each person who served as a director of our company, during the year ended December 31, 2017:

Name	Fees Earned or Paid in Cash	Stock Awards	RSU & Option Awards	All Other Compensation	Total
	($)	($)	($)	($)	($)
Jeffrey E. Eberwein(1)	-	-	133,500	-	133,500
Srinidhi “Dev” Devanur	-	-	-	-	-
Giri Devanur	-	-	-	-	-
Dimitrios J. Angelis(2)	-	-	115,500	-	115,500
Dr. Arthur M. Langer(3)	-	-	100,000	-	100,000
Robert G. Pearse(4)	-	-	118,000	-	118,000
Venkatraman Balakrishnan(5)		-	92,000	-	92,000
Dhruwa N. Rai(6)	-	-	83,335	21,875	105,210
TOTAL	-	-	642,335	21,875	664,210

(1)	Includes 20,507 restricted stock units (“RSUs”) granted on April 11, 2017, valued at $6.51 per share for a total value of $133,500.
(2)	Includes 17,742 RSUs granted on April 11, 2017, valued at $6.51 per share for a total value of $115,500.
(3)	Includes 15,360 RSUs granted on April 11, 2017, valued at $6.51 per share for a total value of $100,000. Dr. Langer resigned from the Board effective May 7, 2018.
(4)	Includes 18,126 RSUs granted on April 11, 2017, valued at $6.51 per share for a total value of $118,000.
(5)	Includes 14,132 RSUs granted on April 11, 2017, valued at $6.51 per share for a total value of $92,000.
(6)	Includes 12,801 RSUs granted on April 11, 2017, valued at $6.51 per share for a total value of $83,335, and the value of health insurance paid for by the Company. Mr. Rai resigned from the Board effective February 12, 2018.

The Company has proposed that directors (other than the Chairman of the Board) elected at Annual Meeting receive fees consisting of (i) an option to purchase 25,000 shares of Company common stock (vesting one year from the date of grant, expiring five years from the date of grant and with an exercise price determined in accordance with the Company’s 2015 Equity Incentive Award Plan), (ii) restricted stock units for the issuance of 10,000 shares (vesting one year from the date of grant) and (iii) $5,000 to be paid upon the vesting of the restricted stock units, plus (iv) an option for the purchase of an additional 10,000 shares (on the same terms as the options described above) for all committee chairs.

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The Company has proposed that the Chairman of the Board elected at the Annual Meeting receive fees consisting of (i) an option to purchase 150,000 shares of Company common stock (vesting one year from the date of grant, expiring five years from the date of grant and with an exercise price determined in accordance with the Company’s 2015 Equity Incentive Award Plan), (ii) restricted stock units for the issuance of 15,000 shares (vesting one year from the date of grant) and (iii) $7,500 to be paid upon the vesting of the restricted stock units, plus (iv) an option for the purchase of an additional 10,000 shares (on the same terms as the options described above) for service as a committee chair.

All of the proposed director fee equity grants will vest upon a change of control of the Company. The proposed director compensation is expected to be voted on by the Board of Directors at a meeting to be held promptly following the Annual Meeting. The date of grant of the foregoing equity grants will be such date as the director compensation package is approved, and such grants made, by the Compensation Committee and the Board of Directors.

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PROPOSAL 3: ADVISORY (NON-BINDING) STOCKHOLDER APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to provide advisory (non-binding) approval of the compensation of our named executive officers, as we have described it in the “Executive Compensation” section of this Proxy Statement. Although this vote is advisory, and not binding on our Company, it will provide information to our management and the Compensation Committee regarding investor opinion about our executive compensation practices and policies, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of 2018 and beyond.

We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by voting in favor of the following resolution:

“RESOLVED, that the holders of shares of common stock approve, on an advisory basis, the compensation of the Company’s executives named in the Summary Compensation Table, as disclosed in this Proxy Statement, pursuant to the compensation disclosure rules of the SEC. However, as this is an advisory vote, the result will not be binding on our Board of Directors or the Company.”

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY (NON-BINDING) APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION ON THE PROXY CARD.

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PROPOSAL 4: ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF HOLDING VOTES ON SAY-ON-PAY

We are asking our stockholders to provide an advisory (non-binding) vote on how frequently stockholders should have an opportunity to vote on Say-on-Pay. Under the Dodd-Frank Act, stockholders may vote to have the advisory vote on Say-on-Pay once every one, two or three years. As we are an emerging growth company, we are not required to hold an advisory vote on frequency of Say-on-Pay vote but are doing so a matter of good corporate governance.

We believe we have an appropriately balanced executive compensation program; however, we recognize that the widely-adopted standard is to hold Say-on-Pay votes annually. We also acknowledge current stockholder expectations and preferences regarding having the ability to express their views on the compensation of the Company’s named executive officers on an annual basis. In light of investor expectations and prevailing market practice, we are asking stockholders to support the continuation of a frequency period of “ONCE A YEAR” (an annual vote) for future votes on Say-on-Pay.

Votes on the frequency for Say-on-Pay are advisory. Although your vote on this Say-on-Pay resolution does not bind the Corporation, the Board of Directors will review the results of the vote and investor feedback and will continue to review the advantages and disadvantages for each of the frequencies on Say-on-Pay votes regardless of the outcome of the vote.

We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by voting in favor of the following resolution:

“RESOLVED, that the holders of shares of common stock approve, on an advisory basis, the holding of a vote on the compensation of the Company’s executives named in the Summary Compensation Table, as disclosed in this Proxy Statement, once every year. However, as this is an advisory vote, the result will not be binding on our Board of Directors or the Company.”

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR A FREQUENCY OF “ONCE A YEAR” FOR FUTURE NON-BINDING STOCKHOLDER VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL 5: APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE COMPANY’S 2015 EQUITY AWARD INCENTIVE PLAN

The Company’s 2015 Equity Incentive Award Plan, which is referred to herein as the “Plan,” was approved by the Board and the holder of a majority of the Company’s outstanding shares of common stock in April 2015. On July 2, 2018, subject to stockholder approval, the Board approved a proposal to amend the Plan in order to increase the number of shares of our common stock subject to the Plan by 2,000,000 shares (the “Amendment”). The Board proposes that the Amendment be approved.

The Board has determined that the number of shares of common stock remaining available for issuance under the Plan is not sufficient to support the Company's intended compensation programs for the Board and Company employees. The Amendment is intended to assist the Company in securing and retaining qualified non-employee directors and employees by allowing them to participate in the ownership and growth of the Company through the grant of cash-based awards, nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and other stock-based awards. The granting of such awards serves as partial consideration for, and gives non-employee directors and employees an additional inducement to remain in, the service of the Company and its subsidiaries and provides them with an increased incentive to work towards the Company’s success. Shares of common stock may be issued under the Plan to qualified non-employee directors and employees with such restrictions as determined by the Company or upon the exercise of stock options or the settlement of restricted stock units. Accordingly, the Company is proposing to amend the Plan to increase the number of shares of our common stock subject thereto by 2,000,000 shares (from 2,000,000 shares to 4,000,000 shares).

The Board believes it is in the Company's and its stockholders' best interests to approve the Amendment because it would allow the Company to continue to grant cash-based awards, nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and other stock-based awards which facilitates the benefits of the additional incentive inherent in the ownership of common stock by directors and employees, helps the Company retain the services of these directors and employees and strongly aligns their interests with the long-term interests of our stockholders. Currently 486,798 shares of common stock are available for grant or issuance under the Plan.

The Company believes the Amendment is necessary because in order to preserve cash the Board believes it is in the Company's interest to pay director fees and provide incentives to certain employees in stock rather than cash. Given the decline in the Company's stock price, the additional shares are necessary to ensure that the Company has a sufficient number of shares to issue with respect to the payment of director fees.

A copy of the Amendment is set forth below. The Plan was filed as Exhibit 10.8 to Ameri Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on June 1, 2015.

If the Amendment is approved by the stockholders, the Company intends to register the shares which are subject to the Amendment on a registration statement on Form S-8 under the Securities Act of 1933, in the future.

Summary of the Plan

The following summary of the Plan, assuming stockholder approval of the Amendment, is qualified in its entirety by the specific language of the Plan.

Administration of the Plan. The Plan is to be administered by the Compensation Committee consisting of two or more directors who are “non-employee directors” within the meaning of Rule 16b-3, and “outside directors” within the meaning of Section 162(m) of the Code. In the event that for any reason the Compensation Committee is unable to act or if the Compensation Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more “non-employee directors,” or if there is no such committee, then the Plan will be administered by the Board of Directors, except to the extent such Board of Directors action would have adverse consequences under Section 16(b) of the Securities Exchange Act or Code Section 162(m).

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Subject to the other provisions of the Plan, the Compensation Committee will have the authority, in its discretion: (i) to grant cash-based awards, nonqualified stock options, incentive stock options, SARs, restricted stock, restricted stock units, performance shares, performance units and other stock-based awards, all of which are referred to collectively as “Awards”; (ii) to determine the terms and conditions of each Award granted (which need not be identical); (iii) to interpret the Plan and all Awards granted thereunder; and (iv) to make all other determinations necessary or advisable for the administration of the Plan.

Eligibility. The persons eligible for participation in the Plan as recipients of Awards include employees, consultants and directors to our company or any subsidiary or affiliate of our company. In selecting participants, and determining the number of shares of common stock covered by each Award, the Compensation Committee may consider any factors that it deems relevant.

Shares Subject to the Plan. Subject to the conditions outlined below, the total number of shares of common stock which may be issued pursuant to Awards granted under the Plan may not exceed 4,000,000 shares of common stock. The Plan provides for annual limits on the size of Awards for any particular participant.

In the event of certain corporate events or transactions (including, but not limited to, the sale of all, or substantially all, of our assets or a change in our shares or capitalization), the Compensation Committee, in its sole discretion, in order to prevent dilution or enlargement of a participant’s rights under the Plan, will substitute or adjust, as applicable, and subject to certain Code limitations, the number and kind of shares of common stock that may be issued under the Plan or under particular forms of Awards, the number and kind of shares of common stock subject to outstanding Awards, the option price or grant price applicable to outstanding Awards, the annual Award limits, and other value determinations applicable to outstanding Awards.

Options. An option granted under the Plan is designated at the time of grant as either an incentive stock option or as a non-qualified stock option. Upon the grant of an option to purchase shares of common stock, the Compensation Committee will specify the option price, the maximum duration of the option, the number of shares of common stock to which the option pertains, the conditions upon which an option will become vested and exercisable, and such other provisions as the Compensation Committee will determine which are not inconsistent with the terms of the Plan. The purchase price of each share of common stock purchasable under an option will be determined by the Compensation Committee at the time of grant, but may not be less than 100% of the fair market value of such share of common stock on the date the option is granted. No option will be exercisable later than the sixth anniversary date of its grant.

Stock Appreciation Rights. Stock Appreciation Rights (“SARs”), which may be issued in tandem with options or be freestanding, will be exercisable at such time or times and subject to such terms and conditions as determined by the Compensation Committee. The term of SARs granted under the Plan will be determined by the Compensation Committee, in its sole discretion, and except as determined otherwise by the Compensation Committee, no stock appreciation right will be exercisable later than the sixth anniversary date of its grant.

Restricted Stock and Restricted Stock Units. Shares of restricted stock and/or restricted stock units may be granted under the Plan aside from, or in association with, any other Award and will be subject to certain conditions and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Compensation Committee deems desirable.

Cash-Based Awards and Other Stock-Based Awards. Subject to the provisions of the Plan, the Compensation Committee may grant cash-based awards or other types of equity-based or equity-related awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted shares of common stock) in such amounts and subject to such terms and conditions, as the Compensation Committee will determine. Such Awards may involve the transfer of actual shares of common stock to participants, or payment in cash or otherwise of amounts based on the value of shares of common stock. Each cash-based award will specify a payment amount or payment range as determined by the Compensation Committee.

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Repricing of Options. The Compensation Committee may not “reprice” any Stock Option. “Reprice” means any of the following or any other action that has the same effect: (i) reducing the per share exercise price of the shares subject to an option below the per share exercise price as of the date the option is granted and, (ii) except for adjustment for stock splits, stock dividends, reorganizations and similar events, granting in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price.

Restrictions on Transferability. The Awards granted under the Plan are not transferable and may be exercised solely by a participant or his authorized representative during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution or his designation of beneficiary or as otherwise required by law. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Award contrary to the provisions set forth in the Plan will be void and ineffective and will give no right to the purported transferee.

Change in Control. The Compensation Committee may provide for the acceleration of the vesting and exercisability of outstanding options, vesting of restricted stock and restricted stock units and earlier exercise of freestanding SARs, in the event of a Change in Control of our company. However, if the Compensation Committee takes no action at the time of the Change in Control, and the initial Award does not otherwise specify, accelerated vesting and exercisability is contingent upon termination of employment by us or by the participant for Good Reason within two years of the Change in Control.

Termination of the Plan. Unless sooner terminated as provided therein, the Plan will terminate six years from April 20, 2015, the date the Plan was approved by stockholders. The termination of the Plan will not adversely affect any Awards granted prior to Plan termination.

Amendments to the Plan. The Compensation Committee may at any time alter, amend, modify, suspend or terminate the Plan and any evidence of Award in whole or in part; provided, however, that, without the prior approval of our stockholders, options issued under the Plan to any individual will not be repriced, replaced, or regranted through cancellation, and no amendment of the Plan will be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule; and except where required by tax law, without the prior written consent of the participant, no modification will adversely affect an Award under the Plan. The Compensation Committee can not issue any Awards while the Plan is suspended.

Proposed Amendment of the Plan

First Amendment to the Ameri Holdings, Inc.

2015 Equity Incentive Award Plan

WHEREAS, pursuant to Section 13 of the Ameri Holdings, Inc. 2015 Equity Incentive Award Plan (the “Plan”) the Board, including any duly appointed committee of the Board with approval of the Board, may terminate, amend or modify the Plan at any time; provided, however, that without the approval of the stockholders of the Company, there shall be no increase in the total number of shares of Stock covered by the Plan.

WHEREAS, capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed to them in the Plan.

WHEREAS, prior to this first amendment to the Plan (the “Amendment”), the maximum number of Shares that could be delivered pursuant to Awards granted under the Plan was 2,000,000.

WHEREAS, the Board wishes to increase the number of Shares available under the plan by 2,000,000 Shares.

In accordance with Section 13 of the Plan, the Plan shall be amended effective upon stockholder approval as follows:

1.    The title of the Plan is hereby amended and restated as follows: Ameri Holdings, Inc. 2015 Equity Incentive Award Plan

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2.    Section 1.1 of the Plan is hereby amended and restated as follows:

1.1 Establishment of the Plan. Ameri Holdings, Inc., a Delaware corporation (the “Company”) hereby establishes an incentive compensation (the “Plan”), as set forth in this document.

3.    Section 4.1 of the Plan is hereby amended and restated as follows:

4.1 Number of Shares. Subject to adjustment as provided in Sections 4.2 and 4.3, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be 4,000,000 shares. Notwithstanding the foregoing, in order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be 4,000,000, as adjusted under Sections 4.2 and 4.3.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE APPROVAL OF THE AMENDMENT TO THE 2015 EQUITY INCENTIVE AWARD PLAN.

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BACKGROUND FOR PROPOSALS 6 AND 7

On July 2, 2018, after careful consideration and upon the recommendation of a special committee of the Board comprised of disinterested directors, our Board voted to approve, and to recommend to our stockholders that they approve, the following transactions provided for in an Amendment Agreement (the “Agreement”) between the then-sole holder of our Series A Preferred Stock (the “Holder”): (A) the amendment and restatement of the certificate of designations for our Series A Preferred Stock (the “Amendment”) and (B) the issuance warrants to purchase 5,000,000 shares of Company common stock to the Series A Preferred Stock holder following the filing effective date of the Amendment (the “Effective Date”).

The Amendment, which will be filed with the Delaware Secretary of State following stockholder approval, provides for, among other things:

(i)	the payment of the March 31, 2018 dividend payment in-kind in shares of Series A Preferred Stock;

(ii)	elimination of any prior default in respect of non-payment of accrued dividends through the filing effective date of the Amendment (the “Effective Date”);

(iii)	payment in-kind in shares of Series A Preferred Stock of dividends for all dividend periods from April 1, 2018 through March 31, 2020 at a rate of 2% per annum of the liquidation preference (the “Adjusted Rate”); and

(iv)	commencing April 1, 2020, payment of cash dividends per share of Series A Preferred Stock at a rate per annum equal to the Adjusted Rate multiplied by the liquidation preference; provided, however, dividends for periods ending after April 1, 2020 may be paid at the election of the Company’s Board in-kind through the issuance of additional shares of Series A Preferred Stock for up to four dividend periods in any consecutive 36-month period, determined on a rolling basis.

In addition, the Amendment revises the change of control definition to mean a change in control of at least 70% of the voting power of all shares of stock of the Company and clarifies that a change of control shall not be deemed to be a dissolution, liquidation or winding up of the Company. The Amendment also eliminates voting rights with respect to the authorization, creation or issuance of any securities ranking senior or equal to the Series A Preferred Stock.

On June 22, 2018, the Holder voted all of the outstanding shares of Series A Preferred Stock in favor of such Amendment, and the Company and Holder entered into the Agreement on the same date.

Current Certificate of Designations

On December 30, 2016, the Company filed a Certificate of Designation of Rights and Preferences (as corrected on April 18, 2017, the “Certificate of Designation) to its Certificate of Incorporation for the Company’s 9.00% Series A Cumulative Preferred Stock, par value $0.01 per share (the “Preferred Stock”) with the Secretary of State of the State of Delaware with respect to 700,000 shares of Preferred Stock. Pursuant to the Certificate of Designation, except upon a change of control of the Company, the Preferred Stock is not convertible into, or exchangeable for, any of the Company’s other property or securities. The Preferred Stock may not be redeemed before December 31, 2017, at or after which time the Preferred Stock may be redeemed at the Company’s option for $50.00 per share in cash. In the event of a change of control of the Company, the Preferred Stock will be redeemable at the option of the Company (or the acquiring entity) in whole but not in part at $50.00 per share, plus accrued and unpaid dividends. There is no mandatory redemption of the Preferred Stock. The Certificate of Designation currently provides for the payment of cash dividends on the Preferred Stock at a rate of 9.00% per annum, provided that the Company may pay dividends in-kind through the issuance of additional shares to holders of the Preferred Stock at a rate per annum equal to 11.00% per annum, at the sole option of the Company, for up to four quarterly dividend periods in any consecutive 36-month period, determined on a rolling basis.

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Rationale for Changes to the Certificate of Designations

Our current Certificate of Designations currently only allows for the payment of in-kind dividends on our Preferred Stock in additional shares of Preferred Stock for a maximum of four quarterly dividend payments within any consecutive 36-month period, determined on a rolling basis. Otherwise, the Company is required to pay dividends on the Preferred Stock in cash. As the Company historically has not had sufficient cash available to pay the significant cash dividends called for by the Certificate of Designations, if the Company has exhausted its option to pay in-kind dividends in shares of Preferred Stock, the Company will be unable to declare and pay dividends on the Preferred Stock as required by the Certificate of Designations, resulting in a dividend default pursuant to the terms of the Certificate of Designations. Dividend defaults could cause cross-defaults on other obligations of the Company.

In order to reduce the burden of paying significant dividends on the Preferred Stock and to avoid dividend defaults under the Certificate of Designations in the future, our Board, upon recommendation of a special committee of disinterested directors, has determined that it is in the best interests of the Company and our stockholders to amend our Certificate of Incorporation to amend and restate the Certificate of Designations that is part thereof to pay in-kind the existing accrued dividend on the Preferred Stock in shares of Preferred Stock and to reduce further dividends on the Preferred Stock as of April 1, 2018. The Board also determined that elimination of voting rights with respect to the authorization, creation or issuance of any securities ranking senior or equal to the Preferred Stock would provide the Company with greater flexibility in raising capital should it choose to sell or issue other series of preferred stock. In light of the foregoing, the Board unanimously adopted and is submitting for stockholder approval of an amendment to the Certificate of Incorporation that would amend and restate the Certificate of Designations substantially as set forth on Exhibit A to the Agreement, which is included as Appendix A to this proxy statement.

Issuance of Warrants

In addition to the Amendment, the Agreement provides for the issuance of warrants (the “Warrants”) to purchase 5,000,000 shares of Company common stock in accordance with a warrant agent agreement (the “Warrant Agreement”) substantially in the form as set forth on Exhibit B to the Agreement. The Warrant Agreement will be entered into by the Company with Corporate Stock Transfer Inc., as the Warrant agent, and the Warrants will be issued following the Effective Date if Proposals 6 and 7 are approved. Pursuant to the Warrant Agreement, the Warrants shall only be exercisable for cash, with an exercise price of $1.50 per share, for five years from the date of issuance. In the event that the closing price of the Company’s common stock is $2.00 or higher for ten trading days out of a 15 consecutive trading day period, we shall have the option, in our sole discretion, to elect to accelerate the termination date of the Warrants to such date that is 30 days (or more, in our sole discretion) following the date of such election. Following such accelerated termination date, any unexercised Warrants shall automatically be canceled without any further obligations on the part of the Company or the holders of such Warrants.

Pursuant to the Agreement, we also agreed to use commercially reasonable efforts to file a registration statement for the registration of any unregistered outstanding shares of Preferred Stock, the Warrants and shares of common stock underlying such securities with the SEC within six months following the Effective Date and shall use commercially reasonable efforts to have such registration declared effective by the SEC as soon as reasonably practicable following the filing of such registration. We will also use commercially reasonable efforts to have any outstanding Preferred Stock and the Warrants listed on The Nasdaq Capital Market (“Nasdaq”) or traded on the OTC Marketplace, in the event such securities are not eligible for listing on Nasdaq, following the registration of such securities with the SEC.

The Board has determined that the issuance of the Warrants to the Holder represents reasonable consideration for the Holder’s agreement to forego future dividends on the Preferred Stock and provides the Company with the opportunity to receive up to $7.5 million from the exercise of the Warrants. The Company is seeking stockholder approval of the issuance of Warrants to avoid any potential non-compliance with Nasdaq Rule 5635, which requires Nasdaq listed companies to obtain stockholder approval prior to the issuance of common stock or securities convertible into common stock equal to 20% or more of the common stock or voting power outstanding at a price less than the greater of book or market value of the stock. As the Company currently has outstanding 18,790,998 shares of common stock, the issuance of 5,000,000 additional shares pursuant to the Warrants would exceed 20% of the outstanding shares.

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After careful consideration, our Board determined that the most effective way to reduce the dividend burden on the Company of the Preferred Stock is to (a) adopt the Amendment and (b) approve the Warrant Issuance, subject to stockholder approval as provided herein. The Company is proposing the Amendment together with the issuance of the Warrants for the reasons described above. The Board has adopted and is submitting for stockholder approval the Amendment and the issuance of the Warrants pursuant to Proposals 6 and 7, respectively. On June 22, 2018, the Holder voted all of the outstanding shares of Preferred Stock in favor of the Amendment.

Vote Required to Approve

Under the our Certificate of Incorporation, the Amendment requires the affirmative vote of the majority of outstanding shares of our common stock entitled to vote on the matter at the Annual Meeting. Abstentions and “broker non-votes” will have the same effect as a vote AGAINST the Amendment (Proposal 6). On June 22, 2018, the then-sole holder of our Preferred Stock voted all of the outstanding shares of Preferred Stock in favor of the Amendment.

The approval of the Warrant Issuance (Proposal 7) requires the favorable vote of the holders of a majority of the total votes cast on the proposal present in person or represented by proxy and entitled to vote thereon. Abstentions will have the same effect as voting AGAINST Proposal 7, and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote. Approval of Proposal 7 will also satisfy the vote requirements of Nasdaq Rule 5635 with respect to the issuance of the Warrants.

Proposals 6 and 7 are linked voting items, and if one proposal is approved by the stockholders but the other proposal is not, then the Company will not amend its Certificate of Incorporation nor issue the Warrants. Approval of both Proposals 6 and 7 is required for the Company to effect the Amendment and Warrant Issuance.

Additional Information

The Amendment is set forth on Exhibit A to the Agreement, which is included as Appendix A to this proxy statement, and the terms of the Warrants are set forth on Exhibit B to the Agreement. Our Board urges stockholders to read Proposal 6 and Proposal 7 and the complete text of the Agreement, Amendment and the Warrant Agreement.

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PROPOSAL 6: APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO AMEND AND RESTATE THE TERMS OF THE COMPANY’S SERIES A PREFERRED STOCK

For the reasons described above under “Background for Proposals 6 and 7,” our Board recommends that stockholders approve and adopt the Amendment.

The purpose of the Amendment is to assist us in easing the dividend burdens of our Preferred Stock and provide us with flexibility in the issuance of other series of preferred stock. The Board believes it is in our and our stockholders’ best interests to adopt the Amendment to reduce the burden of paying dividends on the Preferred Stock and to avoid dividend defaults under the Certificate of Designations in the future. The Board has adopted resolutions approving and declaring the advisability of amending our Certificate of Incorporation as described above. The complete text of the Amendment is attached as Exhibit A to the Agreement, which is included as Appendix A to this proxy statement. The Amendment will not become effective unless approved by stockholders at the Annual Meeting.

The Amendment, if approved by our stockholders, would become effective upon the filing of a Certificate of Amendment of the Certificate of Incorporation with the Secretary of State of the State of Delaware, which we would expect to do as soon as practicable after the Amendment is approved by stockholders. Even if Proposal 6 is approved by the stockholders, the Board retains the authority to abandon the Amendment in the event that Proposal 7 is not approved by the stockholders. Proposals 6 and 7 are linked voting items, and if one proposal is approved by the stockholders but the other proposal is not, then the Company will not amend its Certificate of Incorporation nor issue the Warrants. Approval of both Proposals 6 and 7 is required for the Company to effect the Amendment and Warrant Issuance. Approval of Proposal 7 will also satisfy the vote requirements of Nasdaq Rule 5635 with respect to the issuance of the Warrants.

Vote Required

The approval of this Proposal 6 requires the affirmative vote of the majority of outstanding shares of our common stock entitled to vote on the matter at the Annual Meeting. Abstentions and “broker non-votes” will have the same effect as a vote against this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION.

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PROPOSAL 7: APPROVAL OF THE ISSUANCE OF WARRANTS FOR THE PURCHASE OF 5,000,000 SHARES OF COMMON STOCK

For the reasons described above under “Background for Proposals 6 and 7,” our Board recommends that stockholders approve and adopt the Warrant Issuance.

The purpose of the Warrant Issuance is to provide reasonable consideration to the Holder for agreeing to forego future dividends on the Preferred Stock and to provide the Company with the opportunity to receive up to $7.5 million from the exercise of the Warrants. The Board believes it is in our and our stockholders’ best interests to approve the Warrant Issuance along with the Amendment to allow for the consummation of the transactions contemplated by the Agreement. The Board has adopted resolutions approving and declaring the advisability of the Warrant Issuance as described above. The complete text of the Warrant Agreement is attached as Exhibit B to the Agreement, which is included as Appendix A to this proxy statement. The Warrant Issuance will not be made unless approved by stockholders at the Annual Meeting.

The Warrant Issuance, if approved by our stockholders, would be made following the execution by the Company and Corporate Stock Transfer Inc., as the Warrant agent, of the Warrant Agreement, and the Warrants will be issued following the Effective Date. Even if Proposal 7 is approved by the stockholders, the Board retains the authority to abandon the Warrant Issuance in the event that Proposal 6 is not approved by the stockholders. Proposals 6 and 7 are linked voting items, and if one proposal is approved by the stockholders but the other proposal is not, then the Company will not amend its Certificate of Incorporation nor issue the Warrants. Approval of both Proposals 6 and 7 is required for the Company to effect the Amendment and Warrant Issuance.

Vote Required

The approval of this Proposal 7 requires the favorable vote of the holders of a majority of the total votes cast on the proposal present in person or represented by proxy and entitled to vote thereon. Abstentions will have the same effect as voting against Proposal 7, and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ISSUANCE OF THE WARRANTS.

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RELATED PERSON TRANSACTIONS AND SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Related Person Transactions

Lone Star Value

On May 26, 2015, we issued a 5% Unsecured Convertible Note due May 26, 2017, in the principal amount of $5,000,000 (the “Convertible Note”) bearing interest at 5% per annum, maturing on May 26, 2017 and at a conversion price of $1.80 per share, or an aggregate of 2,777,778 shares of common stock, together with a warrant to purchase shares of our common stock (the “Original Warrant”) to purchase up to 2,777,777 shares of our common stock, at an exercise price equal to $1.80 per share, in a private placement (the “Private Placement”) to Lone Star Value Investors, LP (“LSVI”), one of our significant stockholders and an entity controlled by our Chairman, Jeffrey Eberwein, pursuant to the terms of a Securities Purchase Agreement, dated as of May 26, 2015. In connection with the Private Placement, LSVI was granted the right to designate three of our directors.

On May 13, 2016, LSVI completed an early partial exercise of the Original Warrant for 1,111,111 shares of our common stock for total consideration to us of $2,000,000, and LSVI was issued a replacement warrant for the remaining 1,666,666 shares under the Original Warrant on the same terms as the Original Warrant (the “Replacement Warrant”). LSVI also agreed to amend the Convertible Note to extend its maturity for two years in exchange for (i) the right to request that we expand the size of the Board to nine directors from the then-current eight, with LSVI having the right to designate up to four of the nine directors, and (ii) the issuance of an additional warrant (the “Additional Warrant”) for the purchase of 1,000,000 shares of the Company’s common stock at a price of $6.00 per share, on substantively the same terms as the Original Warrant. LSVI’s Registration Rights Agreement, dated May 26, 2015, with us was also amended and restated to include the shares of common stock issuable under the Additional Warrant.

On December 30, 2016, the Company entered into an Exchange Agreement (the “Exchange Agreement”) with LSVI, pursuant to which the Convertible Note was returned to the Company and cancelled in exchange for 363,611 shares of the Company’s Series A Preferred Stock, which is non-convertible and perpetual preferred stock of the Company. As a result of the exchange transaction, no principal or interest remained outstanding or payable under the Convertible Note and the Convertible Note was no longer convertible into shares of common stock of the Company. The Company issued 10,097 and 10,277 shares of Series A Preferred Stock to LSVI in May 2017 and September 2017, respectively, as payments of a dividend on the shares of Series A Preferred Stock held by LSVI as of March 31, 2017 and June 30, 2017, respectively.

On September 26, 2017, LSVI completed a cashless exercise of the full Replacement Warrant, of which there was a total of 1,666,666 shares of common stock underlying, in exchange for the issuance of 1,205,837 shares of our common stock.

On June 22, 2018, a special committee of the Board comprised of disinterested directors recommended to the Board, and the Board approved, the Amendment and the Warrant Issuance as described under Proposals 6 and 7 above. Any holders of our Series A Preferred Stock, including LSVI, following the Effective Date, will be able to receive the payment of dividends on the Series A Preferred Stock in shares of Series A Preferred Stock in respect of the dividend that was due to be paid on March 31, 2018 and will be issued the Warrants. On June 22, 2018, the Holder voted all of the outstanding shares of Series A Preferred Stock in favor the Amendment, and the Company and Holder entered into the Agreement on the same date, pursuant to which the Amendment will be effected and the Warrant Issuance made following the approval of both Proposals 6 and 7 by our common stockholders.

Purchase Agreement

On April 20, 2016, we entered into a Stock Purchase Agreement with Dhruwa N. Rai, one of our former directors, pursuant to which Mr. Rai purchased from us 500,000 shares of our common stock, par value $0.01 per share, at a price per share of $6.00 for an aggregate purchase price of $3,000,000 and we issued 500,000 unregistered shares of common stock to Mr. Rai.

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Ameri India

On September 1, 2016, we issued 299,250 shares of common stock to Srinidhi “Dev” Devanur, our Executive Chairman, in connection with the completion of our acquisition of Ameri Consulting Service Private Ltd. on July 1, 2016, pursuant to the terms of a Stock Purchase Agreement dated May 26, 2015.

2017 Notes Transaction

On March 7, 2017, we completed the sale and issuance of $1,250,000 in 8% Convertible Unsecured Promissory Notes (the “2017 Notes”), which were issued to four accredited investors, including one of the Company’s then-directors, Dhruwa N. Rai, and David Luci, who became a director of the Company in February 2018. The 2017 Notes bear interest at 8% per annum until maturity in March 2020, with interest being paid annually on the first, second and third anniversaries of the issuance of the 2017 Notes beginning in March 2018. From and after an event of default and for so long as the event of default is continuing, the 2017 Notes will bear default interest at the rate of 10% per annum. The 2017 Notes can be prepaid by us at any time without penalty. As of June 21, 2018, we were not current in the payment of interest on all of the 2017 Notes and are in discussion with holders of the 2017 notes for which we are not current in the payment of interest to negotiate longer payment terms until we are able to raise more capital.

The 2017 Notes are convertible into shares of our common stock at a conversion price equal to $2.80. The holders of the 2017 Notes have the right, at their option, at any time and from time to time to convert, in part or in whole, the outstanding principal amount and all accrued and unpaid interest under the 2017 Notes into shares of the Company’s common stock at the then applicable conversion price.

The 2017 Notes rank junior to our secured credit facility with Sterling National Bank. The 2017 Notes also include certain negative covenants including, without the investors’ approval, restrictions on dividends and other restricted payments and reclassification of its stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Ameri’s directors, executive officers and holders of more than 10% of its common stock to file with the SEC reports regarding their ownership and changes in ownership of Ameri’s securities. Based solely on a review of the copies of reports furnished to the Ameri and written representations that no other reports were required, Ameri believes that during the year ended December 31, 2017 the executive officers and directors of the Company timely complied with all applicable filing requirements.

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STOCKHOLDER PROPOSALS

Stockholder proposals intended for inclusion in next year’s proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act must be directed to the Corporate Secretary, Ameri Holdings, Inc., 5000 Research Court, Suite 750, Suwanee, Georgia 30024 and must be received by March 19, 2019. In order for proposals of stockholders made outside of Rule 14a-8 promulgated under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) promulgated under the Exchange Act, such proposals must be received by the Corporate Secretary at the above address by March 19, 2019 and must also be submitted in accordance with the requirements of our bylaws.

ANNUAL REPORT

We are concurrently sending all of our stockholders of record as of the Record Date, a copy of our Annual Report on Form 10-K for the year ended December 31, 2017. The Annual Report on Form 10-K contains Ameri’s certified consolidated financial statements for the year ended December 31, 2017, including that of Ameri’s subsidiaries.

A copy of our Annual Report on Form 10-K will also be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of Ameri at such date to any person who was a beneficial owner of our common stock on the Record Date. Requests should be directed to Investor Relations, Ameri Holdings, Inc., 5000 Research Court, Suite 750, Suwanee, Georgia 30024.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Ameri stockholders may be “householding” our proxy materials. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

GENERAL

Cost of Solicitation

We have retained InvestorCom, Inc. to assist us in the solicitation of proxies for a fee of up to $5,000 plus out-of-pocket expenses. Our expenses related to the solicitation of proxies from stockholders this year are not anticipated to be significant, with the total cost expected to be approximately $15,000. These solicitation costs are expected to include primarily the fee payable to our proxy solicitor. To date, we have incurred approximately $7,500 of these solicitation costs.

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Other Matters

The Board of Directors is not aware of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, your shares of common stock will be voted in accordance with the best judgment of the designated proxy holders (who are identified on the enclosed proxy card).

It is important that you vote promptly to avoid unnecessary expense. Please vote by telephone or internet, or, if you receive a paper copy of the proxy materials, please sign, date and promptly mail the enclosed proxy card or use the telephone or internet voting procedures described on the proxy card.

By Order of the Board of Directors,

/s/ Jeffrey E. Eberwein
Jeffrey E. Eberwein
Chairman of the Board

Dated: July 16, 2018

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APPENDIX A

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Agreement”) is made and entered into as of June 22, 2018 (the “Closing Date”) by and between Ameri Holdings, Inc. (the “Company”), a Delaware corporation, and Lone Star Value Investors, LP, the holder of the Preferred Shares (defined below) as of the Closing Date (the “Holder”).

RECITALS

WHEREAS, the Company has issued and outstanding 405,395 shares (the “Preferred Shares”) of the Company’s 9.00% Series A Cumulative Preferred Stock, par value $0.01 per share (the “Preferred Stock”), all of which are issued to and owned by the Holder; and

WHEREAS, the Company and the Holder have reached an agreement for the amendment of the terms of the Preferred Stock subject to and on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. AMENDMENT TRANSACTIONS

(a) Amendment of Preferred Stock. The Company and the Holder hereby agree to the amendment of the terms of the Preferred Stock pursuant to the amendment and restatement of the certificate of designations, substantially in the form attached hereto as Exhibit A (the “Preferred Amendment”). The Preferred Amendment shall become effective upon its filing with the Secretary of State of the State of Delaware (the date of such filing, the “Effective Date”) following the satisfaction of the conditions set forth herein. As of the Effective Date, all rights and obligations of the Preferred Stock shall be as set forth in the as-filed Preferred Amendment and shall apply to the holders of any Preferred Stock as of the Effective Date (the “Other Security Holders”).

(b) Issuance of Warrants. On the Effective Date or as soon as reasonably practicable thereafter, the Company shall issue (the date of such issuance, the “Issuance Date”) to all then-holders of the Preferred Stock (the “Preferred Holders”) an aggregate of 5,000,000 warrants (the “Warrants”) to purchase shares (the “Warrant Shares”) of common stock of the Company, par value $0.01 per share (the “Common Stock”), pursuant to the terms of a warrant agreement between the Company and a warrant agent, substantially in the form attached hereto as Exhibit B (the “Warrant Agreement”).

(c) Uncertificated Book-Entry Securities. Any Preferred Shares and any Warrants issued to the Holder or any other person following the date hereof shall be initially issued as book-entry securities directly registered in the Holder’s (or such other person’s) name on the Company’s books and records (including any securities register maintained by the Company’s transfer agent or the warrant agent for the Warrants). No Preferred Shares or Warrants shall be represented by certificates (except as expressly provided for in the Warrant Agreement) but instead shall be uncertificated securities of the Company. Any fees charged by the Company’s transfer agent or other intermediary related to the holding and transferring of Company securities held by the Holder, including but not limited to Preferred Shares and the Warrants, shall be paid by the Company up to an aggregate maximum of $10,000. Subject to applicable law, the Company shall use commercially reasonable efforts to facilitate any distribution by the Holder of Preferred Shares and Warrants as legally permitted.

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Section 2. EFFECTIVE DATE; DELIVERY OF WARRANTS

(a) Effective Date. Subject to the terms and conditions of this Agreement, the Preferred Amendment shall become effective on the Effective Date, which shall be no later than three business day after the last of the conditions to effectiveness set forth in Article IV have been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Effective Date), or at such other time or on such other date as the Company and the Holder may mutually agree upon in writing.

(b) Delivery of Warrants. On the Issuance Date, the Company shall instruct the warrant agent to issue the Warrants to the Preferred Holders on the books and records of the Company. The Warrants shall be deemed to be delivered to the Preferred Holders upon the book-entry of the Warrants in the names of the Preferred Holders in the records of the Company maintained by the warrant agent.

Section 3. REPRESENTATIONS AND WARRANTIES

(a) Representations and Warranties of the Company. The Company represents and warrants to the Holder that the following statements are true, correct and complete as of the date hereof and acknowledges that the Holder is relying on the truth and accuracy of the following representations and warranties in acceptance and performance of this Agreement:

(i) Corporate Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as and in the places where such properties are now owned, operated and leased or such business is now being conducted.

(ii) Authorization. The Company has the necessary corporate power and authority to enter into this Agreement and to assume and perform its obligations hereunder. The execution and delivery of this Agreement and the performance by the Company of its obligations hereunder have been duly authorized by the Board of Directors of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to (a) applicable bankruptcy, insolvency, reorganization and moratorium laws, (b) other laws of general application affecting the enforcement of creditors’ rights generally and general principles of equity, (c) the discretion of the court before which any proceeding therefor may be brought, and (d) as rights to indemnity may be limited by federal or state securities laws or by public policy.

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(iii) No Violation or Breach. Neither the execution and delivery of this Agreement, nor the consummation by the Company of the transactions contemplated hereby, (i) will violate or cause a default under any judgment, order, writ or decree of any court or governmental authority applicable to the Company; (ii) breach or conflict with the provisions of the constituent documents of the Company; or (iii) materially violate, conflict with or breach any material agreement, arrangement, document or instrument to which the Company is a party or by which it is bound.

(iv) Approvals and Consents. Other than as specifically stated herein, no action, approval, consent or authorization, including, but not limited to, any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau, or instrumentality is necessary or required as to the Company in order to constitute this Agreement as a valid, binding and enforceable obligation of the Company in accordance with its terms.

(v) Brokers and Finders. The Company nor its officers, directors, managers or employees has employed any broker, finder, investment banker, financial advisor or similar professional or incurred any liability for any investment banking fees, brokerage fees, commissions or finders’ fees in connection with the transactions contemplated by this Agreement.

(vi) Commission Reporting and Compliance. The Company has filed with the Securities and Exchange Commission (the “Commission”) all registration statements, proxy statements, information statements and reports required to be filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has not filed with the Commission a certificate on Form 15 pursuant to Rule 12h-3 under the Exchange Act. None of the registration statements, information statements and other reports of the Company (collectively, the “Company SEC Documents”), as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein not misleading. The Company has otherwise complied with the Securities Act of 1933, as amended (the “Securities Act”), Exchange Act and all other applicable federal and state securities laws.

(vii) Warrants and Warrant Shares Duly Issued. The Warrants to be issued to the Holder in accordance with the terms hereof, and the Warrant Shares to be issued upon the exercise of the Warrants, shall be, when issued, duly and validly issued, fully paid and nonassessable.

(viii) Compliance with Other Instruments. Except as disclosed in the Company’s SEC Documents, the Company is not in violation or default (i) of any provisions of its Certificate of Incorporation or Bylaws, each as amended, (ii) of any instrument, judgment, order, writ or decree, or (iii) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or, of any provision of federal or state statute, rule or regulation applicable to the Company, the violation of which would have a material adverse effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either (i) a default under any such provision, instrument, judgment, order, writ, decree, contract or agreement or (ii) an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company.

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(b) Representations and Warranties of the Holder. The Holder represents and warrants to the Company that the following statements are true, correct and complete as of the date hereof:

(i) Organization and Good Standing. It is a limited partnership duly organized, validly existing and in good standing under the laws of its state of formation and has all requisite power and authority to own, lease and operate its properties and to carry on its business.

(ii) Power and Authority. It has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, this Agreement.

(iii) Authorization. The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary action on its part.

(iv) Binding Obligation. This Agreement is the legally valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(v) No Conflicts. The execution, delivery and performance by it of this Agreement do not and will not (i) violate any provision of law, rule or regulation applicable to it or its certificate of incorporation or by-laws (or other organizational document) or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it is a party.

(vi) Governmental Consents. Other than as specifically stated herein, the execution, delivery and performance by it of this Agreement do not require any registration, consent or approval of, with or by, any federal, state or other governmental authority or regulatory body.

(vii) Ownership of the Preferred Shares. As of the signing of this Agreement, it is the beneficial owner of all of the Preferred Shares, free and clear of all liens (other than obligations pursuant to this Agreement).

(viii) Acquisition Entirely for Own Account. Except for distributions in compliance with the Securities Act, it is acquiring the Warrants for its own account. It understands that the Warrants issued to it may not be resold except pursuant to an effective registration statement filed under the Securities Act or pursuant to an exemption from registration thereunder.

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(ix) Investment Experience. It has such knowledge and experience in financial and business affairs that the Holder is capable of evaluating the merits and risks of an investment in the Warrants and the Preferred Amendment. It is either a “qualified institutional buyer” as defined in Rule 144A under the Securities Act or an “accredited investor” as defined in Regulation D under the Securities Act, and was not organized for the purpose of acquiring the Warrants. The Holder has previously invested in securities similar to the Warrants. The Holder acknowledges that no representations, express or implied, are being made with respect to the Company, the Warrants or otherwise, other than those expressly set forth herein and within all documents which are exhibits hereto. In making its decision to invest in the Warrants hereunder, the Holder has relied upon independent investigations made by the Holder and, to the extent believed by the Holder to be appropriate, the Holder’s representatives and other advisors. The Holder has been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Company and its representatives concerning the terms and conditions of the investment in the Warrants. The Holder is able to bear the economic risk of its investment in the Warrants and is presently able to afford the complete loss of such investment. The Holder acknowledges that the Company is relying on the truth and accuracy of the foregoing representations and warranties in the issuing of the Warrants to the Holder without first having registered the Warrants or the Warrant Shares under the Securities Act.

(x) Restricted Securities. It has been advised by the Company that (i) the issuance of the Warrants has not been registered under the Securities Act; (ii) the issuance of the Warrants is intended to be exempt from registration under the Securities Act pursuant to either Rule 144A or Regulation D under the Securities Act; and (iii) there is no established market for the Warrants, and there is no assurance that there will be any active public market for the Warrants in the foreseeable future. It is familiar with Rule 144 promulgated by the SEC under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

Section 4. CONDITIONS TO EFFECTIVENESS

(a) Conditions to Completion of Transactions. The obligations of the Company to file the Preferred Amendment and issue the Warrants shall be subject to (A) the representations and warranties of Holder contained in this Agreement shall be true and correct as of the Effective Date as though made on and as of the Effective Date (provided that representations and warranties made as of a specific date shall be required to be true and correct as of such date only), (B) the Holder shall have performed all of its obligations and covenants under this Agreement, (C) no decision, order or similar ruling shall have been issued (and remain in effect) restraining or enjoining the transactions contemplated by this Agreement, and (D) the Company shall have obtained all required consents for the Preferred Amendment and issuance of the Warrants, including approval by the Company’s senior secured lender and holders of at least two-thirds of the outstanding Preferred Stock and holders of at least a majority of the outstanding shares of Common Stock. The consent of the holders of Common Stock shall be sought to be obtained at the Company’s 2018 annual meeting of stockholders. The Company and Holder each agree to use commercially reasonable efforts to obtain and deliver all required consents for the consummation of the transactions contemplated hereby.

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Section 5. COVENANTS

(a) Registration.

(i) The Company shall use best efforts to file a registration statement (“Registration Statement”) within six months following the Effective Date for the registration under the Securities Act of any unregistered Preferred Shares, Warrants and Warrant Shares outstanding as of the Effective Date and Preferred Shares anticipated to be outstanding within two years following the Closing Date pursuant to the Preferred Stock certificate of designations, as amended (the foregoing securities, the “Registrable Securities”), with the Securities and Exchange Commission (“SEC”). The Company shall use commercially reasonable efforts to have such Registration Statement declared effective by the SEC as soon as reasonably practicable following the filing of such Registration Statement. The Company shall promptly respond to all comments to the Registration Statement issued by the SEC. The Company shall maintain the effectiveness of the Registration Statement from the date of the effectiveness of the Registration Statement until the later of (A) 12 months after the date such Registration Statement is declared effective by the SEC, or (B) the date on which all of the Registrable Securities included in such Registration Statement have been sold; provided, however, that, if at any time or from time to time (not to exceed more than once per 12-month period) after the date of effectiveness of the Registration Statement, the Company notifies the Holder and all Other Security Holders in writing of the existence of a Disadvantageous Condition (as defined below), the Holder and all Other Security Holders shall not offer or sell any of the Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Disadvantageous Condition until the Company notifies the Holder and all Other Security Holders that such Disadvantageous Condition either has been disclosed to the public or no longer constitutes a Disadvantageous Condition (but in no event shall any such Disadvantageous Condition period exceed 90 days in duration).  The Company shall notify the Holder and all Other Security Holders promptly when any such Registration Statement has been declared effective.  The Company shall not be obligated to effect more than one Registration Statement in respect of the Registrable Securities, unless the Preferred Holders or any Other Security Holder requesting such registration is unable to register all of the Registrable Securities in such registration by reason of the Company’s compliance with the SEC Restrictions (defined below) or otherwise. The Company shall not be obligated to file a Registration Statement at any time (not to exceed more than once per 12-month period) the Company’s Board of Directors determines, in its good faith judgment, that the Company (A) should not file the Registration Statement otherwise required to be filed pursuant to this section or (B) should withdraw any such previously filed Registration Statement, in either case solely because the Board of Directors determines, after consultation with legal counsel, that the Company is in the possession of material nonpublic information required to be disclosed in such Registration Statement or an amendment or supplement thereto, the disclosure of which in such Registration Statement would be materially disadvantageous to the Company (a “Disadvantageous Condition”). In such case the Company shall be entitled to postpone for a reasonable period of time the filing of such Registration Statement (but in no event more than 90 days) or, if such Registration Statement has already been filed, may suspend or withdraw such Registration Statement and shall promptly give the Holder and all then-current holders of any Registrable Securities written notice of such determination and an approximation of the anticipated delay. Upon the receipt of any such notice, such Preferred Holders or Other Security Holders shall forthwith discontinue use of the prospectus contained in such Registration Statement and the Company shall take all commercially reasonable efforts to ensure all holders of the Registrable Securities are provided the same such notice and reasons for the requested discontinued use of the prospectus. The Company may direct all holders of Registrable Securities to deliver to the Company all copies of the prospectus then covering such Registrable Securities current at the time of receipt of such notice (or, if no Registration Statement has yet been filed, all drafts of the prospectus covering such Registrable Securities). When any Disadvantageous Condition shall cease to exist, the Company shall promptly notify the Preferred Holders and all Other Security Holders to such effect. If any Registration Statement shall have been withdrawn, the Company shall make best efforts to promptly file a new Registration Statement covering the Registrable Securities that were covered by such withdrawn Registration Statement.

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(ii) The Company shall notify all holders of Registrable Securities at any time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.  At the request of any holder of Registrable Securities, the Company shall also prepare, file and furnish to the holders of Registrable Securities a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.  The Holder agrees not to initiate or begin any offer or sale of any Registrable Securities covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment, which shall be filed within 15 days after receipt of such notification.

(iii) Notwithstanding the registration obligations set forth in this section, if at any time the SEC takes the position that the offering of some or all of the Registrable Securities in the Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act, the Company shall use its commercially reasonable efforts to advocate with the SEC that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415.  In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this section, the SEC refuses to alter its position, the Company shall (A) remove from the Registration Statement such portion of the Registrable Securities and other securities (“Other Registrable Securities”) that were included in the initial Registration Statement filing  (“Cut-back Shares”) and/or (B) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”).  Any cut-back imposed on a holder of Registrable Securities pursuant to this section shall be allocated among all holders of Registrable Securities on a ratable basis in proportion to the number of Registrable Securities and Other Registrable Securities held by such holder of Registrable Securities.  From and after the date on which the Company is able to effectuate registration of such Cut-back Shares in accordance with any SEC Restriction, all of the provisions of this section shall again be applicable to such Cut-back Shares.

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(iv) The Holder as legally permitted shall furnish to the Company or the underwriter(s) (if any) in respect of the offering pursuant to the subject Registration Statement, as applicable, such information, if any, known by the Holder regarding the Holder and any distributions of securities by holders of Registrable Securities as the Company may reasonably request in connection with any registration or offering referred to in this section.  The Holder shall cooperate as reasonably requested by the Company in connection with the preparation of the Registration Statement with respect to such registration, and for so long as the Company is obligated to file and keep effective such Registration Statement, shall provide to the Company, in writing, for use in the Registration Statement, all such information known to the Holder, if any, regarding the plan of distribution of holders of Registrable Securities for shares of Common Stock included in such Registration Statement as may be reasonably necessary to enable the Company to prepare such Registration Statement, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

(v) All fees and expenses incident to the performance of or compliance with this section by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (A) all registration and filing fees (including, without limitation, fees and expenses (1) with respect to filings required to be made with the trading market on which the Common Stock is then listed for trading, and (2) in compliance with applicable state securities or Blue Sky laws), (B) printing expenses, (C) messenger, telephone and delivery expenses, and (D) fees and disbursements of counsel and independent registered public accountants for the Company.

(vi) Notwithstanding anything herein to the contrary, as to the Registrable Securities, such securities shall cease to be Registrable Securities and the provisions of this section shall terminate when:  (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; or (C) such securities shall have ceased to be outstanding.

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(vii) Following any distribution of Preferred Shares by the Holder to the Preferred Holders, the Holder shall provide the Preferred Holders with a copy of this Agreement specifically noting Section 5.01. In the event information, acknowledgements or agreements reasonably requested (which request shall be sent by mail, and if a holder’s email address is available, such request shall additionally be sent via email) by the Company of any holder of Registrable Securities with respect to such holder in connection with the filing of a Registration Statement is not provided to the Company within 15 business days of its request, the Company shall have no further obligation to register any securities held by such non-responsive holder.

(b) Listing for Trading. The Company shall use commercially reasonable efforts to list the outstanding Preferred Shares, Warrants and Warrant Shares for trading on The Nasdaq Capital Market at such time as such securities are registered under the Securities Act and have been approved for listing by The Nasdaq Stock Market LLC (“Nasdaq”). If the Preferred Stock and Warrants cannot be listed for trading on Nasdaq within 3 months after their registration under the Securities Act, then the Company shall use commercially reasonable efforts to have the Preferred Stock and Warrants traded on the OTC Marketplace (“OTC”), provided that the fees for trading such securities on OTC do not exceed a maximum of $25,000 per year.

(c) Additional Covenants of the Company. Unless otherwise waived by the Holder, as of the Effective Date, all representations and warranties of the Company contained in this Agreement shall be true and correct as though made on and as of the Effective Date, and the Company shall have performed all of its obligations and covenants under this Agreement other than those for which completion is contemplated after the Effective Date.

(d) Additional Covenants of the Holder. Promptly following the execution of this Agreement, the Holder shall deliver to the Company a written consent, in form and substance acceptable to the Company, setting forth the approval of the Preferred Amendment by all of the outstanding Preferred Shares.

(e) Obligations of Security Holders as to Each Other. The Holder shall not be liable for any breach of any Other Security Holder of any terms of this Agreement. No Other Security Holder shall be liable for any breach of the Holder or any other Other Security Holder of any terms of this Agreement.

Section 6. INDEMNIFICATION

(a) Indemnification by the Holder. The Holder agrees to indemnify and hold the Company Indemnified Persons (as defined below) harmless from any and all Losses (as defined below) (including taxes) that the Company Indemnified Persons may incur due to:

(i) any inaccuracy or breach of any of the representations and warranties given by the Holder herein; or

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(ii) the nonfulfillment or breach of any covenant, undertaking, agreement or other obligation of the Holder contained herein.

(b) Indemnification by the Company. The Company agrees to indemnify and hold the Holder Indemnified Persons (as defined below) harmless from any and all Losses (including Taxes) that the Holder Indemnified Person may incur due to:

(i) any inaccuracy or breach of any of the representations and warranties of the Company contained herein; or

(ii) the nonfulfillment or breach of any covenant, undertaking, agreement or other obligation of the Company contained herein.

(c) Survival of Indemnification. The representations and warranties of the parties contained in this Agreement and the rights to indemnification under this Agreement with respect thereto will survive the Closing Date for a period of twelve (12) months after the Effective Date.

(d) Third Party Claims.

(i) A party entitled to indemnification hereunder (an “Indemnified Party”) shall notify promptly the indemnifying party (the “Indemnifying Party”) in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Agreement; provided, however, that the failure of any Indemnified Party to provide such notice shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent the Indemnifying Party is actually materially prejudiced thereby. In case any claim, action or proceeding is brought against an Indemnified Party and the Indemnified Party notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and to assume the defense thereof, to the extent that it chooses, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party that it so chooses, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the Indemnifying Party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) calendar days after receiving notice from such Indemnified Party that the Indemnified Party believes it has failed to do so; or (ii) if such Indemnified Party who is a defendant in any claim or proceeding which is also brought against the Indemnifying Party reasonably shall have concluded that there may be one or more legal defenses available to such Indemnified Party which are not available to the Indemnifying Party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the Indemnified Party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all Indemnified Parties in each jurisdiction), and the Indemnifying Party shall be liable for any expenses therefor.

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(ii) No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim, (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party and (iii) does not include any injunctive or other non-monetary relief.

(e) For purposes of this Article VI, “Company Indemnified Persons” means the Company, its affiliates and their respective stockholders, partners, members, managers, directors, officers, employees, agents, affiliates, representatives and consultants and each of their respective heirs, executors, owners, successors and assigns.

(f) For purposes of this Article VI, “Holder Indemnified Persons” means the Holder, its affiliates and their respective stockholders, partners, members, managers, directors, officers, employees, agents, affiliates, representatives and consultants and each of their respective heirs, executors, owners, successors and assigns.

(g) For purposes of this Article VI, “Losses” means any and all liabilities, obligations, losses, debts, charges, judgments, fines, penalties, amounts paid in settlement, damages, costs, expenses, claims, fees and expenses (including the expense of investigation and reasonable attorneys’ fees and expenses in connection therewith).

Section 7. MISCELLANEOUS

(a) Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(b) Entire Agreement. This Agreement, together with all exhibits hereto, constitutes the entire understanding and agreement between the parties hereto with regard to the subject matter hereof and supersedes all prior agreements with respect thereto.

(c) Effectiveness; Amendments. This Agreement shall not become effective and binding on a party hereto unless and until a counterpart signature page to this Agreement has been executed and delivered by such party. Once effective, this Agreement may not be modified, amended or supplemented, nor may any of the conditions herein be waived, except in a writing signed by the Company and the Holder.

(d) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. Delivery of an executed signature page of this Agreement by telecopier or e-mail shall be effective as delivery of a manually executed signature page of this Agreement.

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(f) Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

(g) Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflict of laws of the State of New York. The parties hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the borough of Manhattan of the City, County and State of New York over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, jury trial and any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(h) Notices. All demands, notices, requests, consents and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered by courier service, messenger, or if duly deposited in the mails, by certified or registered mail, postage prepaid-return receipt requested, or by nationally recognized overnight carrier, to the following addresses, or such other addresses as may be furnished hereafter by notice in writing, to the following parties:

(i) If to the Company, to:

Ameri Holdings, Inc.
5000 Research Court, Suite 750
Suwanee, GA 30024
Attention: Viraj Patel, Chief Financial Officer

with a copy to (which copy shall not constitute notice):

Olshan Frome Wolosky LLP
1325 Avenue of the Americas
New York, New York 10022
Facsimile No.: (212) 451-2222
Attn: Adam W. Finerman, Esq.

(ii) If to the Holder, to:

Lone Star Value Investors, LP

53 Forest Avenue, 1st Floor

Old Greenwich, Connecticut 06870

Telephone: (203) 489-9500

Fax: (203) 990-0727

Attention: Mr. Jeffrey E. Eberwein, Manager

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(i) Specific Performance. Each party hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which such party would not have an adequate remedy at law for money damages, and therefore each party hereto agrees that in the event of any such breach the other party may seek the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief (without the requirement to post bond or other security) in addition to any other remedy to which such party may be entitled, at law or in equity.

(j) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any right, power or remedy thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

(k) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by the other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

(l) No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person who or which is not a party hereto.

(m) Representation by Counsel. The Holder acknowledges that Olshan Frome Wolosky LLP represents the Company and does not, and did not, represent the Holder in connection with this Agreement and the transactions contemplated by this Agreement. Each of the Company and the Holder acknowledges that it has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would provide any party with a defense to the enforcement of the terms of this Agreement against such party based upon lack of legal counsel shall have no application and is expressly waived.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:	AMERI HOLDINGS, INC.

	By:	/s/ Brent Kelton
		Name:	Brent Kelton
		Title:	Chief Executive Officer

HOLDER:	LONE STAR VALUE INVESTORS, LP
By: Lone Star Value Investors GP, LLC, General Partner

	By:	/s/ Jeffrey E. Eberwein
		Name:	Jeffrey E. Eberwein
		Title:	Manager

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Exhibit A

Amended and Restated Certificate of Designations

[see attached]

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AMERI HOLDINGS, INC.

AMENDED AND RESTATED

CERTIFICATE OF DESIGNATION OF RIGHTS AND PREFERENCES

9.00% SERIES A CUMULATIVE PREFERRED STOCK

(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

AMERI HOLDINGS, INC. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), in accordance with the provisions of Section 151 thereof, DOES HEREBY CERTIFY THAT:

WHEREAS, in accordance with the provisions of Section 151 of the DGCL and pursuant to the authority under Article IV of the Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), the Board of Directors of the Corporation is authorized to issue from time to time shares of the Corporation’s preferred stock (“Preferred Stock”) in one or more series;

WHEREAS, the Board of Directors previously adopted a resolution authorizing the creation and issuance of a series of said Preferred Stock designated as the “9.00% Series A Cumulative Preferred Stock” (the “Series A Preferred Stock”) and the Certificate of Designation for the Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on December 30, 2016, and a Certificate of Correction to the Certificate of Designation was filed on April 12, 2017 with the Secretary of State of the State of Delaware;

WHEREAS, on [________], 2018, the Board of Directors approved and adopted the following resolution (this “Certificate of Designations” or this “Certificate”) for purposes of amending and restating the terms of the Series A Preferred Stock, subject to approval of the Requisite Series A Holders and the Requisite Common Holders (each as defined below);

WHEREAS, on [________], 2018, the holders of at least two-thirds of the shares of Series A Preferred Stock then outstanding (the “Requisite Series A Holders”), voting separately as a class, approved the following resolution to amend and restate the Certificate of Designations for the Series A Preferred Stock, subject to approval of the Requisite Common Holders; and

WHEREAS, on [________], 2018, the holders of a majority of the shares of the Corporation’s common stock then outstanding (the “Requisite Common Holders”), voting separately as a class, approved the following resolution to amend and restate the Certificate of Designations for the Series A Preferred Stock, subject to approval of the Requisite Series A Holders.

NOW THEREFORE, BE IT RESOLVED, that, pursuant to the authority expressly vested in the Board of Directors and in accordance with the provisions of the Certificate of Incorporation and the DGCL, the Certificate of Designations for the Series A Preferred Stock shall be amended and the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series and the qualifications, limitations or restrictions thereof are as follows:

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Section 1. Number of Shares and Designation. This series of Preferred Stock shall be designated as 9.00% Series A Cumulative Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), and the number of shares that shall constitute such series shall be 700,000.

Section 2. Definitions. For purposes of the Series A Preferred Stock and as used in this Certificate, the following terms shall have the meanings indicated:

“Adjusted Rate” shall mean 2.00% per annum.

“Ameri Board” shall mean the board of directors of the Corporation or any committee of members of the board of directors authorized by such board to perform any of its responsibilities with respect to the Series A Preferred Stock.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

“Bylaws” shall mean the amended and restated bylaws of the Corporation, as may be amended from time to time.

“Call Date” shall mean the date fixed for redemption of the Series A Preferred Stock and specified in the notice to holders required under paragraph (e) of Section 5 hereof as the Call Date.

“Certificate” shall mean this Certificate of Designations of Rights and Preferences of the Series A Preferred Stock, as amended.

“Change of Control” shall mean when, after the original issuance of the Series A Preferred Stock, the following have occurred and are continuing the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of stock of the Corporation entitling that person to exercise more than 70% of the total voting power of all shares of stock of the Corporation entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition).

“Common Shares” shall mean the shares of common stock, $0.01 par value, of the Corporation.

“Dividend Payment Date” shall have the meaning set forth in paragraph (a) of Section 3 hereof.

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“Dividend Periods” shall mean quarterly dividend periods commencing on the first day of each of January, April, July and October and ending on and including the day preceding the first day of the next succeeding Dividend Period; provided, however, that any Dividend Period during which any Series A Preferred Stock shall be redeemed pursuant to Section 5 hereof shall end on but shall not include the Call Date only with respect to the Series A Preferred Stock being redeemed.

“Dividend Rate” shall mean the dividend rate accruing on the Series A Preferred Stock, as applicable from time to time pursuant to the terms hereof.

“Dividend Record Date” shall have the meaning set forth in paragraph (a) of Section 3 hereof.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.

“Junior Shares” shall have the meaning set forth in paragraph (a)(iii) of Section 7 hereof.

“Parity Shares” shall have the meaning set forth in paragraph (b) of Section 7 hereof.

“Penalty Rate” shall mean 11.00% per annum.

“Person” shall mean any individual, firm, partnership, limited liability company, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

A “Quarterly Dividend Default” shall occur if the Corporation fails to pay dividends on the Series A Preferred Stock in full for any Dividend Period.

“SEC” shall have the meaning set forth in Section 9 hereof.

“Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

“Senior Shares” shall have the meaning set forth in paragraph (a) of Section 7 hereof.

“Series A Preferred Stock” shall have the meaning set forth in Section 1 hereof.

“set apart for payment” shall be deemed to include, without any further action, the following: the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry that indicates, pursuant to an authorization by the Ameri Board and a declaration of dividends or other distribution by the Corporation, the initial and continued allocation of funds to be so paid on any series or class of shares of stock of the Corporation; provided, however, that if any funds for any class or series of Junior Shares or any class or series of Parity Shares are placed in a separate account of the Corporation or delivered to a disbursing, paying or other similar agent, then “set apart for payment” with respect to the Series A Preferred Stock shall mean irrevocably placing such funds in a separate account or irrevocably delivering such funds to a disbursing, paying or other similar agent.

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“Stated Rate” shall mean 9.00% per annum.

“Transfer Agent” means Corporate Stock Transfer, or such other agent or agents of the Corporation as may be designated by the Ameri Board or its duly authorized designee as the transfer agent, registrar and dividend disbursing agent for the Series A Preferred Stock.

“Voting Preferred Shares” shall have the meaning set forth in Section 8(c) hereof.

“Voting Stock” shall mean stock of any class or kind having the power to vote generally for the election of directors.

Section 3. Dividends.

(a)

(i) For all Dividend Periods through March 31, 2018, Holders of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Ameri Board or a duly authorized committee thereof, in its sole discretion, out of funds of the Corporation legally available for the payment of distributions, cumulative preferential cash dividends at a rate per annum equal to the Stated Rate multiplied by the $50.00 per share stated liquidation preference of the Series A Preferred Stock (equivalent to a fixed annual amount of $4.50 per share); provided, however, dividends may be paid at the election of the Ameri Board in-kind through the issuance of additional shares of Series A Preferred Stock to Holders of Series A Preferred Stock in an amount of shares of Series A Preferred Stock equal to (A) the product of the number of shares of Series A Preferred Stock on which a dividend is to be paid, multiplied by 11.00%, divided by (B) four. The Corporation shall be permitted to pay the dividend in respect of the Dividend Period ended as of March 31, 2018 in shares of Series A Preferred Stock, and upon the declaration and payment of such dividend, any (x) Quarterly Dividend Default existing in respect of the Dividend Period ended as of March 31, 2018 or (y) any default with respect to the payment of any Series A Preferred Stock dividend from April 1, 2018 through the effective date of this Certificate shall be deemed to have not occurred and to be cured.

(ii) For the Dividend Periods commencing April 1, 2018 and ending on March 31, 2020, the Corporation shall pay the dividend for each Dividend Period therein in shares of Series A Preferred Stock in an amount of shares of Series A Preferred Stock equal to (X) the product of the number of shares of Series A Preferred Stock on which a dividend is to be paid, multiplied by 2.00%, divided by (Y) four.

(iii) Commencing April 1, 2020, the Corporation shall pay cash dividends per share at a rate per annum equal to the Adjusted Rate multiplied by the $50.00 per share stated liquidation preference of the Series A Preferred Stock (equivalent to a fixed annual amount of $1.00 per share); provided, however, dividends for Dividend Periods ending after April 1, 2020 may be paid at the election of the Ameri Board in-kind through the issuance of additional shares of Series A Preferred Stock to Holders of Series A Preferred Stock in an amount of shares of Series A Preferred Stock equal to (A) the product of the number of shares of Series A Preferred Stock on which a dividend is to be paid, multiplied by 2.00%, divided by (B) four, for up to four Dividend Periods in any consecutive 36-month period, determined on a rolling basis.

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(iv) All dividends shall accrue and accumulate, whether or not earned or declared, on each issued and outstanding share of the Series A Preferred Stock from (and including) the original date of issuance of such share, and shall be payable quarterly in arrears on the last calendar day of each Dividend Period except for Series A Preferred Stock issued during December 2016, for which an initial partial dividend payment for dividends accrued in December 2016 shall be payable at the end of the first full Dividend Period (each such day being hereinafter called a “Dividend Payment Date”); provided, that (i) Series A Preferred Stock issued during any Dividend Period after the Dividend Record Date for such Dividend Period shall only begin to accrue dividends on the first day of the next Dividend Period; and provided, further, that (ii) if any Dividend Payment Date is not a Business Day, then the dividend that would otherwise have been payable on such Dividend Payment Date (if declared) may be paid on the next succeeding Business Day with the same force and effect as if paid on such Dividend Payment Date, and no interest or additional dividends or other sums shall accrue on the amount so payable from such Dividend Payment Date to such next succeeding Business Day. Any dividend payable on the Series A Preferred Stock for any partial Dividend Period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends shall be payable to holders of record as they appear in the stock records of the Corporation at the close of business on the applicable record date, which shall be the fifteenth day of the month in which the applicable Dividend Payment Date occurs, or such other date designated by the Ameri Board or an officer of the Corporation duly authorized by the Ameri Board for the payment of dividends that is not more than 30 nor less than ten days prior to such Dividend Payment Date (each such date, a “Dividend Record Date”).

(b) [Intentionally omitted.]

(c) No dividend on the Series A Preferred Stock will be declared by the Corporation or paid or set apart for payment by the Corporation at such time as the terms and provisions of Senior Shares or any agreement of the Corporation, including any agreement relating to its indebtedness, prohibit such declaration, payment or setting apart for payment or provide that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration, payment or setting aside of funds is restricted or prohibited under the DGCL or other applicable law; provided, however, notwithstanding anything to the contrary contained herein, dividends on the Series A Preferred Stock shall continue to accrue and accumulate regardless of whether: (i) any or all of the foregoing restrictions exist; (ii) the Corporation has earnings or profits; (iii) there are funds legally available for the payment of such dividends; or (iv) such dividends are authorized by the Ameri Board. Accrued and unpaid dividends on the Series A Preferred Stock will accumulate as of the Dividend Payment Date on which they first become payable or on the date of redemption of the Series A Preferred Stock, as the case may be.

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(d) Except as provided in the next sentence, if any Series A Preferred Stock is outstanding, no dividends will be declared or paid or set apart for payment on any Parity Shares or Junior Shares, unless all accumulated accrued and unpaid dividends are contemporaneously declared and paid (whether in cash or in-kind pursuant to Section 3) or declared and a sum of cash sufficient (if any) for the payment thereof set apart for such payment on the Series A Preferred Stock for all past Dividend Periods with respect to which full dividends were not paid on the Series A Preferred Stock (whether in cash or in-kind pursuant to Section 3). When dividends are not paid in full (whether in cash or in-kind pursuant to Section 3), or a sum sufficient for such full payment is not so set apart for payment, upon the Series A Preferred Stock and upon all Parity Shares, all dividends declared, paid or set apart for payment upon the Series A Preferred Stock and all such Parity Shares shall be declared and paid pro rata or declared and set apart for payment pro rata so that the amount of dividends declared per share of Series A Preferred Stock and per share of such Parity Shares shall in all cases bear to each other the same ratio that accumulated dividends per share of Series A Preferred Stock and such other Parity Shares (which shall not include any accumulation in respect of unpaid dividends for prior dividend periods if such other Parity Shares do not bear cumulative dividends) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Series A Preferred Stock which may be in arrears, whether at the Stated Rate, Adjusted Rate or at the Penalty Rate.

(e) Except as provided in paragraph (d) of this Section 3, unless all accumulated accrued and unpaid dividends on the Series A Preferred Stock are contemporaneously declared and paid (whether in cash or in-kind pursuant to Section 3) or declared and a sum of cash sufficient (if any) for the payment thereof is set apart for payment for all past Dividend Periods with respect to which full dividends were not paid on the Series A Preferred Stock (whether in cash or in-kind pursuant to Section 3), no dividends (other than in Common Stock or Junior Shares ranking junior to the Series A Preferred Stock as to dividends and upon liquidation) may be declared or paid or set apart for payment upon the Common Stock or any Junior Shares or Parity Shares, nor shall any Common Stock or any Junior Shares or Parity Shares be redeemed, purchased or otherwise acquired directly or indirectly for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such stock) by the Corporation (except by conversion into or exchange for Junior Shares or by redemption, purchase or acquisition of stock under any employee benefit plan of the Corporation).

(f) Holders of Series A Preferred Stock shall not be entitled to any dividend in excess of all accumulated accrued and unpaid dividends on the Series A Preferred Stock as described in this Section 3. Any dividend payment made on the Series A Preferred Stock shall first be credited against the earliest accumulated accrued and unpaid dividend due with respect to such shares which remains payable at the time of such payment.

Section 4. Liquidation Preference.

(a) Subject to the rights of the holders of Senior Shares and Parity Shares, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Shares, as to the distribution of assets on any liquidation, dissolution or winding up of the Corporation, each holder of the Series A Preferred Stock shall be entitled to receive an amount of cash equal to $50.00 per share of Series A Preferred Stock plus an amount in cash equal to all accumulated accrued and unpaid dividends thereon (whether or not earned or declared) to the date of final distribution to such holders. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the Series A Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other shares of any class or series of Parity Shares as to the distribution of assets on any liquidation, dissolution or winding up of the Corporation, then such assets, or the proceeds thereof, shall be distributed among the holders of Series A Preferred Stock and any such other Parity Shares ratably in accordance with the respective amounts that would be payable on such Series A Preferred Stock and any such other Parity Shares if all amounts payable thereon were paid in full. For the purposes of this Section 4, none of (i) a consolidation or merger of the Corporation with one or more corporations or other entities, (ii) a sale, lease or transfer of all or substantially all of the Corporation’s assets, (iii) a statutory share exchange or (iv) a Change of Control shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

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(b) Written notice of any such liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of the Series A Preferred Stock at the respective address of such holders as the same shall appear on the stock transfer records of the Corporation.

Subject to the rights of the holders of Senior Shares and Parity Shares upon liquidation, dissolution or winding up, upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of the Series A Preferred Stock, as provided in this Section 4, any other series or class or classes of Junior Shares shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series A Preferred Stock shall not be entitled to share therein.

Section 5. Redemption.

(a) Optional Redemption Right. The Series A Preferred Stock shall not be redeemable by the Corporation prior to December 31, 2017, except following a Change of Control as provided in paragraph (c) of this Section 5. On and after December 31, 2017, the Corporation may redeem the Series A Preferred Stock, in whole at any time or from time to time in part, at the option of the Corporation, for cash, at a redemption price of $50.00 per share of Series A Preferred Stock, plus the amounts indicated in paragraph (d) of this Section 5.

(b) Partial Redemption. If fewer than all of the outstanding shares of Series A Preferred Stock are to be redeemed pursuant to the Optional Redemption Right, the shares to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional shares) or by lot or in such other equitable method prescribed by the Corporation.

(c) Special Optional Redemption Right. At any time following a Change of Control, the Corporation will have the option, upon giving notice as provided in Section 12 hereof, to redeem the Series A Preferred Stock, in whole, at any time, or in part, from time to time, within 120 days after the first date on which the Change of Control has occurred (the “Change of Control Redemption Right”), for cash at a redemption price of $50.00 per share, plus any accumulated and unpaid dividends on the Series A Preferred Stock as provided in paragraph (d) of this Section 5 (whether or not declared, unless the redemption date is after a record date for a Series A Preferred Stock dividend payment and prior to the corresponding Dividend Payment Date, in which case no amount for such accumulated and unpaid dividend will be paid upon redemption and such accumulated and unpaid dividend will be paid to the holder of record), to, but not including, the redemption date.

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(d) Unpaid Dividend. Upon any redemption of Series A Preferred Stock pursuant to this Section 5, the Corporation shall, subject to the next sentence, pay any accumulated accrued and unpaid dividends in arrears for any Dividend Period ending on or prior to the Call Date. If the Call Date falls after a Dividend Record Date and prior to the corresponding Dividend Payment Date, then each holder of Series A Preferred Stock at the close of business on such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares before such Dividend Payment Date. Except as provided above, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on Series A Preferred Stock called for redemption.

(e) Additional Limitation on Redemption. If all accumulated accrued and unpaid dividends on the Series A Preferred Stock and any other class or series of Parity Shares of the Corporation have not been paid in cash or in-kind in shares of Series A Preferred Stock (or, with respect to any Parity Shares, in Parity Shares), declared and set apart for payment in cash or in-kind in shares of Series A Preferred Stock (or, with respect to any Parity Shares, in Parity Shares), then the Series A Preferred Stock shall not be redeemed under this Section 5 in part and the Corporation shall not purchase or acquire any shares of Series A Preferred Stock, otherwise than (i) pursuant to a purchase or exchange offer made on the same terms to all holders of Series A Preferred Stock and Parity Shares or (ii) in exchange for Junior Shares.

(f) Redemption Procedures. Notice of the redemption of any Series A Preferred Stock under this Section 5 shall be mailed by first class mail to each holder of record of Series A Preferred Stock to be redeemed at the address of each such holder as shown on the Corporation’s records, not less than 30 nor more than 60 days prior to the Call Date. Neither the failure to mail any notice required by this paragraph (f), nor any defect therein or in the mailing thereof, to any particular holder, shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given on the date mailed whether or not the holder receives the notice. Each such mailed notice shall state, as appropriate: (1) the Call Date; (2) the number of shares of Series A Preferred Stock to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price per share of Series A Preferred Stock (determined as set forth in paragraph (a) or (c) of this Section 5, as applicable) plus accumulated accrued and unpaid dividends through the Call Date (determined as set forth in paragraph (d) of this Section 5); (4) if any shares are represented by certificates, the place or places at which certificates for such shares are to be surrendered; (5) that dividends on the shares to be redeemed shall cease to accrue on such Call Date except as otherwise provided herein; and (6) any other information required by law or by the applicable rules of any exchange or national securities market upon which the Series A Preferred Stock may be listed or admitted for trading. Notice having been mailed as aforesaid, from and after the Call Date (unless the Corporation shall fail to make available an amount of cash necessary to effect such redemption), (i) except as otherwise provided herein, dividends on the Series A Preferred Stock so called for redemption shall cease to accrue, (ii) said shares shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series A Preferred Stock shall cease (except the right to receive cash payable upon such redemption, without interest thereon, upon surrender and endorsement of their certificates if so required and to receive any dividends payable thereon).

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(g) Set Asides. The Corporation’s obligation to provide cash in accordance with the preceding subsection shall be deemed fulfilled if, on or before the Call Date, the Corporation shall irrevocably deposit funds necessary for such redemption, in trust, with a bank or trust company that has, or is an affiliate of a bank or trust company that has, capital and surplus of at least $50 million, with irrevocable instructions that such cash be applied to the redemption of the Series A Preferred Stock so called for redemption, in which case the notice to holders of the Series A Preferred Stock will (i) state the date of such deposit, (ii) specify the office of such bank or trust company as the place of payment of the redemption price and (iii) require such holders to surrender the certificates, if any, representing such shares at such place on or about the date fixed in such redemption notice (which may not be later than the Call Date) against payment of the redemption price (including all accumulated accrued and unpaid dividends to the Call Date, determined as set forth in paragraph (d) of this Section 5). No interest shall accrue for the benefit of the holders of Series A Preferred Stock to be redeemed on any cash so set aside by the Corporation. Subject to applicable escheat laws, any such cash unclaimed at the end of six months from the Call Date shall revert to the general funds of the Corporation after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of such cash.

(h) Surrender and Payment. As promptly as practicable after the surrender in accordance with said notice of the certificates, if any, for any such shares so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and if the notice shall so state), such shares shall be exchanged for any cash (without interest thereon) for which such shares have been redeemed. If fewer than all the outstanding shares of Series A Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of Series A Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Corporation in its sole discretion to be equitable. If fewer than all the shares of Series A Preferred Stock represented by any certificate are redeemed, then new certificates representing the unredeemed shares shall be issued without cost to the holder thereof.

Section 6. Status of Acquired Shares. All shares of Series A Preferred Stock issued and redeemed by the Corporation in accordance with Section 5 hereof, or otherwise acquired by the Corporation, shall be restored to the status of authorized but unissued shares of undesignated Preferred Stock of the Corporation.

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Section 7. Ranking. Any class or series of shares of stock of the Corporation shall be deemed to rank:

(a) prior to the Series A Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series A Preferred Stock (“Senior Shares”);

(b) on a parity with the Series A Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series A Preferred Stock, if the holders of such class or series and the Series A Preferred Stock shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other (“Parity Shares”); and

(c) junior to the Series A Preferred Stock, as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, if such class or series shall be the Common Shares or any other class or series of shares of stock of the Corporation now or hereafter issued and outstanding over which the Series A Preferred Stock have preference or priority in the payment of dividends and in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation (“Junior Shares”).

Section 8. Voting Rights.

(a) The Series A Preferred Stock shall have no voting rights, except as set forth in this Section 8.

(b) [Intentionally Omitted.]

(c) So long as any shares of Series A Preferred Stock are outstanding, the affirmative vote of the holders of at least a majority of the Series A Preferred Stock and the holders of shares of every other series of Parity Shares upon which like voting rights to the Series A Preferred Stock have been conferred and are exercisable (any such series, the “Voting Preferred Shares”) at the time outstanding, acting as a single class regardless of series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(i) Any amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or this Certificate that materially and adversely affects the rights, preferences or voting power of the Series A Preferred Stock or the Voting Preferred Shares; provided, however, that the amendment of the provisions of the Certificate of Incorporation so as to authorize or create, or to increase the authorized amount of, the Series A Preferred Stock, any Senior Shares, any Parity Shares or any Junior Shares shall not be deemed to materially or adversely affect the rights, preferences or voting power of the Series A Preferred Stock or the Voting Preferred Shares; or

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(ii) A statutory share exchange that affects the Series A Preferred Stock, a consolidation with or merger of the Corporation into another entity, or a consolidation with or merger of another entity into the Corporation, unless in each such case each share of Series A Preferred Stock (i) shall remain outstanding without a material and adverse change to its terms, voting powers, preferences and rights or (ii) shall be converted into or exchanged for preferred shares of the surviving entity having preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or distributions, qualifications and terms or conditions of redemption thereof identical to that of a share of Series A Preferred Stock (except for changes that do not materially and adversely affect the Series A Preferred Stock);

provided, however, that no such vote of the holders of Series A Preferred Stock shall be required on or after December 31, 2017, or in connection with a Change of Control if, at or prior to the time when such amendment, alteration, repeal, share exchange, consolidation or merger is to take effect, or when the issuance of any such prior shares or convertible security is to be made, as the case may be, a deposit is made for the redemption in cash of all shares of Series A Preferred Stock at the time outstanding as provided in paragraph (e) of Section 5 hereof for a redemption price determined under the appropriate paragraph of Section 5 hereof.

For purposes of paragraph (c) of this Section 8, each share of Series A Preferred Stock shall have one vote per share, except that when any other series of Voting Preferred Shares shall have the right to vote with the Series A Preferred Stock as a single class on any matter, then the Series A Preferred Stock and such other series shall have with respect to such matters one vote per $50.00 of stated liquidation preference. Except as set forth herein, the Series A Preferred Stock shall not have any relative, participating, optional or other special voting rights and powers other than as set forth herein, and the consent of the holders thereof shall not be required for the taking of any corporate action.

No amendment to these terms of the Series A Preferred Stock shall require the vote of the holders of Common Stock (except as required by law) or any series of Preferred Stock other than the Voting Preferred Shares.

Section 9. Information Rights. During any period in which the Corporation is not subject to Section 13 or 15(d) of the Exchange Act and any shares of Series A Preferred Stock are outstanding, the Corporation shall (a) transmit by mail to all holders of Series A Preferred Stock, as their names and addresses appear in the Corporation’s record books and without cost to such holders, copies of the annual reports and quarterly reports that the Corporation would have been required to file with the Securities and Exchange Commission (the “SEC”) pursuant to Section 13 or 15(d) of the Exchange Act if the Corporation was subject to such sections (other than any exhibits that would have been required); and (b) promptly upon written request, supply copies of such reports to any prospective holder of Series A Preferred Stock. The Corporation shall mail the reports to the holders of Series A Preferred Stock within 15 days after the respective dates by which the Corporation would have been required to file the reports with the SEC if the Corporation were then subject to Section 13 or 15(d) of the Exchange Act, assuming the Corporation is a “non-accelerated filer” in accordance with the Exchange Act.

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Section 10. Record Holders. The Corporation and the Transfer Agent shall deem and treat the record holder of any shares of Series A Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the Transfer Agent shall be affected by any notice to the contrary.

Section 11. Sinking Fund. The Series A Preferred Stock shall not be entitled to the benefits of any retirement or sinking fund.

Section 12. Conversion; Additional Shares of Series A Preferred Stock. The shares of Series A Preferred Stock are not convertible into or exchangeable for any other property or securities of the Corporation, except as provided in this Section 12.

(a) Upon the occurrence of a Change of Control, each holder of shares of Series A Preferred Stock shall have the right, unless, prior to the Change of Control Conversion Date, the Corporation has provided or provides notice of its election to redeem the shares of Series A Preferred Stock pursuant to the Redemption Right or Special Optional Redemption Right, to convert some or all of the shares of Series A Preferred Stock held by such holder (the “Change of Control Conversion Right”) on the Change of Control Conversion Date into a number of shares of Common Stock per share of Series A Preferred Stock to be converted (the “Common Stock Conversion Consideration”) equal to the lesser of (A) the quotient obtained by dividing (i) the sum of (x) the Fifty Dollar ($50.00) liquidation preference plus (y) the amount of any accumulated and unpaid dividends to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case no additional amount for such accumulated and unpaid dividend will be included in such sum) by (ii) the Common Stock Price (as defined below) and (B) 25 (the “Share Cap”), subject to certain adjustments for any splits, subdivisions or combinations of our common stock, as described in the immediately succeeding paragraph.

The Share Cap is subject to pro rata adjustments for any stock splits (including those effected pursuant to a Common Stock dividend), subdivisions or combinations (in each case, a “Stock Split”) with respect to shares of Common Stock as follows: the adjusted Share Cap as the result of a Stock Split shall be the number of shares of Common Stock that is equivalent to the product obtained by multiplying (i) the Share Cap in effect immediately prior to such Stock Split by (ii) a fraction, the numerator of which is the number of shares of Common Stock outstanding after giving effect to such Stock Split and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such Stock Split.

For the avoidance of doubt, subject to the immediately succeeding sentence, the aggregate maximum number of shares of Common Stock (or equivalent Alternative Conversion Consideration (as defined below), as applicable) issuable in connection with the exercise of the Change of Control Conversion Right in respect of the 700,000 shares of Preferred Stock designated as Series A Preferred Stock and authorized for issuance pursuant hereto is 17,500,000 in total (or equivalent Alternative Conversion Consideration, as applicable) (the “Exchange Cap”). The Exchange Cap (i) shall be increased on a pro rata basis with respect to any additional shares of Series A Preferred Stock designated and authorized for issuance pursuant to any subsequent articles supplementary and (ii) is subject to pro rata adjustments for any Stock Splits on the same basis as the corresponding adjustment to the Share Cap.

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In the case of a Change of Control pursuant to which shares of Common Stock shall be converted into cash, securities or other property or assets (including any combination thereof) (the “Alternative Form Consideration”), a holder of shares of Series A Preferred Stock shall receive upon conversion of such shares of Series A Preferred Stock the kind and amount of Alternative Form Consideration that such holder of shares of Series A Preferred Stock would have owned or been entitled to receive upon the Change of Control had such holder of shares of Series A Preferred Stock held a number of shares of Common Stock equal to the Common Stock Conversion Consideration immediately prior to the effective time of the Change of Control (the “Alternative Conversion Consideration”; and the Common Stock Conversion Consideration or the Alternative Conversion Consideration, as may be applicable to a Change of Control, shall be referred to herein as the “Conversion Consideration”).

In the event that holders of shares of Common Stock have the opportunity to elect the form of consideration to be received in the Change of Control, the consideration that the holders of shares of Series A Preferred Stock shall receive shall be the form of consideration elected by the holders of the shares of Common Stock who participate in the determination (based on the weighted average of elections) and shall be subject to any limitations to which all holders of shares of Common Stock are subject, including, without limitation, pro rata reductions applicable to any portion of the consideration payable in the Change of Control.

The “Change of Control Conversion Date” shall be a Business Day set forth in the notice of Change of Control provided in accordance with Section 12(c) below that is no less than 20 days nor more than 35 days after the date on which the Corporation provides such notice pursuant to Section 12(c).

The “Common Stock Price” shall be (i) the amount of cash consideration per share of Common Stock, if the consideration to be received in the Change of Control by holders of shares of Common Stock is solely cash, and (ii) the average of the closing prices per share of Common Stock on the OTCQB Marketplace or any national securities exchange or national securities market for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the consideration to be received in the Change of Control by holders of shares of Common Stock is other than solely cash.

(b) No fractional shares of Common Stock shall be issued upon the conversion of shares of Series A Preferred Stock. In lieu of fractional shares, holders shall be entitled to receive the cash value of such fractional shares based on the Common Stock Price.

(c) Within 15 days following the occurrence of a Change of Control, unless the Corporation has provided, prior to the expiration of such 15-day period, notice of its election to redeem the shares of Series A Preferred Stock pursuant to the Optional Redemption Right or Special Optional Redemption Right, a notice of occurrence of the Change of Control, describing the resulting Change of Control Conversion Right, shall be delivered to the holders of record of the shares of Series A Preferred Stock at their addresses as they appear on the Corporation’s stock transfer records and notice shall be provided to the Corporation’s transfer agent. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the conversion of any shares of Series A Preferred Stock except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the events constituting the Change of Control; (ii) the date of the Change of Control; (iii) the last date on which the holders of shares of Series A Preferred Stock may exercise their Change of Control Conversion Right; (iv) the method and period for calculating the Common Stock Price; (v) the Change of Control Conversion Date, which shall be a Business Day occurring within 20 to 35 days following the date of such notice; (vi) that if, prior to the Change of Control Conversion Date, the Corporation has provided or provides notice of its election to redeem all or any portion of the shares of Series A Preferred Stock, the holder will not be able to convert shares of Series A Preferred Stock and such shares of Series A Preferred Stock shall be redeemed on the related redemption date, even if they have already been tendered for conversion pursuant to the Change of Control Conversion Right; (vii) if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per share of Series A Preferred Stock; (viii) the name and address of the paying agent and the conversion agent; and (ix) the procedures that the holders of shares of Series A Preferred Stock must follow to exercise the Change of Control Conversion Right.

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(d) The Corporation shall issue a press release for publication on the Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post notice on the Corporation’s website, in any event prior to the opening of business on the first Business Day following any date on which the Corporation provides notice pursuant to Section 12(c) above to the holders of shares of Series A Preferred Stock.

(e) In order to exercise the Change of Control Conversion Right, a holder of shares of Series A Preferred Stock shall be required to deliver, on or before the close of business on the Change of Control Conversion Date, the certificates representing the shares of Series A Preferred Stock, to the extent such shares are certificated, to be converted, duly endorsed for transfer, together with a written conversion notice completed, to the Transfer Agent. Such notice shall state: (i) the relevant Change of Control Conversion Date; (ii) the number of shares of Series A Preferred Stock to be converted; and (iii) that the shares of Series A Preferred Stock are to be converted pursuant to the terms of this Certificate.

(f) Holders of shares of Series A Preferred Stock may withdraw any notice of exercise of a Change of Control Conversion Right (in whole or in part) by a written notice of withdrawal delivered to the Corporation’s transfer agent prior to the close of business on the Business Day prior to the Change of Control Conversion Date. The notice of withdrawal must state: (i) the number of withdrawn shares of Series A Preferred Stock; (ii) if certificated shares of Series A Preferred Stock have been issued, the certificate numbers of the withdrawn shares of Series A Preferred Stock; and (iii) the number of shares of Series A Preferred Stock, if any, which remain subject to the conversion notice.

(g) Shares of Series A Preferred Stock as to which the Change of Control Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn shall be converted into the applicable Conversion Consideration in accordance with the Change of Control Conversion Right on the Change of Control Conversion Date, unless, prior to the Change of Control Conversion Date, the Corporation has provided or provides notice of its election to redeem such shares of Series A Preferred Stock, whether pursuant to its Redemption Right or Special Optional Redemption Right. If the Corporation elects to redeem shares of Series A Preferred Stock that would otherwise be converted into the applicable Conversion Consideration on a Change of Control Conversion Date, such shares of Series A Preferred Stock shall not be so converted and the holders of such shares shall be entitled to receive on the applicable redemption date Fifty Dollars ($50.00) per share, plus any accumulated and unpaid dividends thereon (whether or not authorized or declared) to, but not including, the redemption date.

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(h) The Corporation shall deliver the applicable Conversion Consideration no later than the third Business Day following the Change of Control Conversion Date.

Section 13. Uncertificated Book-Entry Securities. The Series A Preferred Stock shall be issued as book-entry securities directly registered in the stockholder’s name on the Corporation’s books and records. The Series A Preferred Stock shall not be represented by certificates but instead shall be uncertificated securities of the Corporation.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Designation to be duly executed and acknowledged by the undersigned officer of the Corporation as of this ___ day of _______, 2018.

AMERI HOLDINGS, INC.

By:
Brent Kelton
Chief Executive Officer

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Exhibit B

Warrant Agreement

[see attached]

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WARRANT AGENT AGREEMENT

WARRANT AGENT AGREEMENT (this “Warrant Agreement”) dated as of [_______], 2018 (the “Issuance Date”) between Ameri Holdings, Inc., a Delaware corporation (the “Company”), and Corporate Stock Transfer, Inc. (the “Warrant Agent”).

WHEREAS, pursuant to the terms of that certain Amendment Agreement, dated [_________], 2018, by and between the Company and Lone Star Value Investors, LP, the Company intends to issue 5,000,000 warrants (the “Warrants”) to purchase shares (the “Warrant Shares”) of common stock of the Company, par value $0.01 per share (the “Common Stock”);

WHEREAS, the Company intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (as the same may be amended from time to time, the “Registration Statement”), for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Warrants and Warrant Shares;

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in accordance with the terms set forth in this Warrant Agreement in connection with the issuance, registration, transfer, exchange and exercise of the Warrants;

WHEREAS, the Company desires to provide for the provisions of the Warrants, the terms upon which they shall be issued and exercised, and the respective rights, limitation of rights, and immunities of the Company, the Warrant Agent, and the holders of the Warrants; and

WHEREAS, all acts and things have been done and performed which are necessary to make the Warrants the valid, binding and legal obligations of the Company, and to authorize the execution and delivery of this Warrant Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company with respect to the Warrants, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the express terms and conditions set forth in this Warrant Agreement (and no implied terms or conditions).

2. Warrants.

2.1. Form of Warrants. The Warrants shall be evidenced by a global certificate (“Global Certificate”) in the form of Exhibit A to this Warrant Agreement, which shall be deposited on behalf of the Company with the Warrant Agent, which shall make arrangements for book-entry settlement of the Warrants. In the event that the Warrants are not eligible for, or it is no longer necessary to have the Warrants available in, book-entry form, the Company may instruct the Warrant Agent to cancel the Global Certificate, and the Company shall deliver to the Warrant Agent separate certificates evidencing Warrants (“Definitive Certificates” and, together with the Global Certificate, “Warrant Certificates”).

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2.2. Issuance and Registration of Warrants.

2.2.1. Warrant Register. The Warrant Agent shall maintain books (“Warrant Register”) for the registration of original issuance and the registration of transfer of the Warrants.

2.2.2. Issuance of Warrants. Upon the initial issuance of the Warrants, the Company shall issue the Global Certificate to the Warrant Agent to establish the Warrants in book-entry form. Ownership of security entitlements in the Warrants shall be shown on, and the transfer of such ownership shall be effected through, records maintained by the Warrant Agent.

2.2.3. Beneficial Owner; Holder. Prior to due presentment for registration of transfer of any Warrant, the Company and the Warrant Agent may deem and treat the person in whose name that Warrant shall be registered on the Warrant Register (the “Holder”) as the absolute owner of such Warrant for purposes of any exercise thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. The rights of beneficial owners in a Warrant evidenced by the Global Certificate shall be exercised by the Holder through the Warrant Agent, except to the extent set forth herein or in the Global Certificate.

2.2.4. Execution. The Warrant Certificates shall be executed on behalf of the Company by any authorized officer of the Company (an “Authorized Officer”), which need not be the same authorized signatory for all of the Warrant Certificates, either manually or by facsimile signature. The Warrant Certificates shall be countersigned by an authorized signatory of the Warrant Agent, which need not be the same signatory for all of the Warrant Certificates, and no Warrant Certificate shall be valid for any purpose unless so countersigned. In case any Authorized Officer of the Company that signed any of the Warrant Certificates ceases to be an Authorized Officer of the Company before countersignature by the Warrant Agent and issuance and delivery by the Company, such Warrant Certificates, nevertheless, may be countersigned by the Warrant Agent, issued and delivered with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be an Authorized Officer of the Company authorized to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such an Authorized Officer.

2.2.5. Registration of Transfer. At any time at or prior to the Expiration Date (as defined below), a transfer of any Warrants may be registered and any Warrant Certificate or Warrant Certificates may be split up, combined or exchanged for another Warrant Certificate or Warrant Certificates evidencing the same number of Warrants as the Warrant Certificate or Warrant Certificates surrendered. Any Holder desiring to register the transfer of Warrants or to split up, combine or exchange any Warrant Certificate shall make such request in writing delivered to the Warrant Agent, and shall surrender to the Warrant Agent the Warrant Certificate or Warrant Certificates evidencing the Warrants the transfer of which is to be registered or that is or are to be split up, combined or exchanged and, in the case of registration of transfer, shall provide a signature guarantee. Thereupon, the Warrant Agent shall countersign and deliver to the person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested. The Company and the Warrant Agent may require payment, by the Holder requesting a registration of transfer of Warrants or a split-up, combination or exchange of a Warrant Certificate (but, for purposes of clarity, not upon the exercise of the Warrants and issuance of Warrant Shares to the Holder), of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with such registration of transfer, split-up, combination or exchange, together with reimbursement to the Company and the Warrant Agent of all reasonable expenses incidental thereto.

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2.2.6. Loss, Theft and Mutilation of Warrant Certificates. Upon receipt by the Company and the Warrant Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security in customary form and amount, and reimbursement to the Company and the Warrant Agent of all reasonable expenses incidental thereto, and upon surrender to the Warrant Agent and cancellation of the Warrant Certificate if mutilated, the Warrant Agent shall, on behalf of the Company, countersign and deliver a new Warrant Certificate of like tenor to the Holder in lieu of the Warrant Certificate so lost, stolen, destroyed or mutilated. Unless the initial Warrant Certificate cannot be confirmed delivered by the Company or Warrant Agent, the Warrant Agent may charge the Holder an administrative fee for processing the replacement of lost Warrant Certificates, which shall be charged only once in instances where a single surety bond obtained covers multiple certificates. The Warrant Agent may receive compensation from the surety companies or surety agents for administrative services provided to them.

2.2.7. Proxies. The Holder of a Warrant may grant proxies or otherwise authorize any person to take any action that a Holder is entitled to take under this Agreement or the Warrants; provided, however, that at all times that Warrants are evidenced by a Global Certificate, exercise of those Warrants shall be effected in accordance with the procedures administered by the Warrant Agent.

3. Terms and Exercise of Warrants.

3.1. Exercise Price. Each Warrant shall entitle the Holder, subject to the provisions of the applicable Warrant Certificate and of this Warrant Agreement, to purchase from the Company the number of shares of Common Stock stated therein, at the price of $1.50 per whole share, subject to the subsequent adjustments provided in Section 4 hereof. The term “Exercise Price” as used in this Warrant Agreement refers to the price per share at which shares of Common Stock may be purchased at the time a Warrant is exercised.

3.2. Duration of Warrants. Warrants may be exercised only during the period (“Exercise Period”) commencing on the Issuance Date and terminating at 5:00 P.M., New York City time (the “close of business”) on [__________], 2023 (“Expiration Date”); provided that in the event that the closing price of the Common Stock is $2.00 or higher for 10 Trading Days in any period of 15 consecutive Trading Days, the Company shall have the option, in its sole discretion, to elect to accelerate the Expiration Date to such date that is 30 days (or such other period as is determined in the Company’s sole discretion) following the date of such election. In the event that the Company elects to accelerate the Expiration Date in accordance with the terms of this Section 3.2, the Company shall promptly notify the Warrant Agent and the Holder(s) of such election, with corresponding proof of delivery of such notification, and do and perform or cause to be done and performed all such acts, deeds and things, and to make, execute and deliver, or cause to be made, executed and delivered, all such agreements, undertakings, documents, instruments or filings in the name or on behalf of the Company, as may be reasonably requested by the Warrant Agent or as required by applicable laws or regulations to effectuate the acceleration of the Expiration Date. Each Warrant not exercised on or before the Expiration Date (including as such may be accelerated pursuant to the terms of this Section 3.2) shall become void, and all rights thereunder and all rights in respect thereof under this Warrant Agreement shall cease at the close of business on the Expiration Date. The Holder acknowledges and agrees that the Warrants may expire in accordance with the terms of this Agreement if the Warrants are not exercised prior to the Expiration Date (including as such may be accelerated pursuant to the terms of this Section 3.2) and acknowledges that notice to the Warrant Agent and the Holder(s) of termination of the Warrant by the Company shall constitute appropriate notice to any holder of the Warrants, as the case may be, at the time of such notice.

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3.3. Exercise of Warrants.

3.3.1. Exercise and Payment.

(a) Subject to the provisions of this Warrant Agreement, a Holder may exercise Warrants by delivering to the Warrant Agent, not later than 5:00 P.M., New York City time, on any business day during the Exercise Period an election to purchase the Warrant Shares underlying the Warrants to be exercised in the form included in Exhibit B to this Warrant Agreement (an “Election to Purchase”). No later than two (2) Trading Days following delivery of an Election to Purchase, the Holder shall: (i) surrender the Warrant Certificate evidencing the Warrants to the Warrant Agent at its office designated for such purpose, and (ii) deliver to the Company the Exercise Price for each Warrant to be exercised, in lawful money of the United States of America by certified or official bank check payable to the Company or bank wire transfer in immediately available funds to:

Account Name - Ameri Holdings Inc.

Account Number - 6700092361

ABA Number - 026007773

Bank Name & Address : Sterling National Bank,

                                         310 Crossways Park Dr., Woodbury, NY 11797

Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the time that an appropriately completed and duly signed Election to Purchase has been delivered to the Warrant Agent, provided that the Holder makes delivery of the deliverables referenced in the immediately preceding sentence by the date that is two (2) Trading Days after the delivery of the Election to Purchase. If the Holder fails to make delivery of such deliverables on or prior to the Trading Day that is within two (2) days following delivery of the Election to Purchase, such Election to Purchase shall be void ab initio.

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(b) If any of (i) the Warrants, (ii) the Election to Purchase, or (iii) the Exercise Price therefor, is received by the Warrant Agent on any date after 5:00 P.M., New York City time, or on a date that is not a Trading Day, the Warrants with respect thereto will be deemed to have been received and exercised on the Trading Day next succeeding such date. The “Exercise Date” will be the date on which the materials in the foregoing sentence are received by the Warrant Agent (if by 5:00 P.M., New York City time), or the following Trading Day (if after 5:00 P.M., New York City time), regardless of any earlier date written on the materials. “Business day” means a day other than a Saturday or Sunday on which commercial Banks in New York City are open for the general conduct of banking business. If the Warrants are received or deemed to be received after the Expiration Date, the exercise thereof will be null and void and any funds delivered to the Company will be returned to the Holder as soon as practicable. In no event will interest accrue on any funds deposited with the Company in respect of an exercise or attempted exercise of Warrants.

(c) If less than all the Warrants evidenced by a surrendered Warrant Certificate are exercised, the Warrant Agent shall split the surrendered Warrant Certificate and return to the Holder a Warrant Certificate evidencing the Warrants that were not exercised at no charge to the Holder.

3.3.2. Issuance of Warrant Shares.

(a) The Warrant Agent shall, by 11:00 a.m., New York City time, on the Trading Day following the Exercise Date of any Warrant, advise the Company, the transfer agent and registrar for the Company’s Common Stock, in respect of (i) the number of Warrant Shares indicated on the Election to Purchase as issuable upon such exercise with respect to such exercised Warrants, (ii) the instructions of the Holder provided to the Warrant Agent with respect to the delivery of the Warrant Shares and the number of Warrants that remain outstanding after such exercise and (iii) such other information as the Company or such transfer agent and registrar shall reasonably request.

(b) The Company shall, by no later than 5:00 P.M., New York City time, on the third Trading Day following the Exercise Date of any Warrant and the clearance of the funds in payment of the Exercise Price (such date and time, the “Delivery Time”), cause its registrar to electronically book the Warrant Shares issuable upon that exercise.

3.3.3. Valid Issuance. All Warrant Shares issued by the Company upon the proper exercise of a Warrant in conformity with this Warrant Agreement shall be validly issued, fully paid and non-assessable.

3.3.4. No Fractional Exercise. No fractional Warrant Shares will be issued upon the exercise of the Warrant. If, by reason of any adjustment made pursuant to Section 4, a Holder would be entitled, upon the exercise of such Warrant, to receive an amount in cash equal to the fractional amount multiplied by the exercise price or a number of Warrant Shares rounded up to the next whole share.

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3.3.5. No Transfer Taxes. The Company shall not be required to pay any stamp or other tax or governmental charge required to be paid in connection with any transfer involved in the issue of the Warrant Shares upon the exercise of Warrants; and in the event that any such transfer is involved, the Company shall not be required to issue or deliver any Warrant Shares until such tax or other charge shall have been paid or it has been established to the Company’s satisfaction that no such tax or other charge is due.

3.3.6. Date of Issuance. The Company will treat an exercising Holder as a beneficial owner of the Warrant Shares as of the Exercise Date, except that, if the Exercise Date is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the open of business on the next succeeding date on which the stock transfer books are open.

3.3.7. Restrictive Legend Events. (a) The Company shall use it reasonable best efforts to obtain the effectiveness of the Registration Statement and the current status of the prospectus included therein covering the Warrants and the Warrant Shares at any time that the Warrants are exercisable in accordance with the Amendment Agreement entered into by the Company on June 22, 2018. Until such Registration Statement becomes effective, the Warrant Shares shall be subject to the Restrictive Legend (defined below). Upon the effectiveness of such Registration Statement, the Company shall provide to the Warrant Agent and each Holder prompt written notice of any time that the Company is unable to deliver the Warrant Shares without restrictive legend because (i) the Commission has issued a stop order with respect to the Registration Statement, (ii) the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, (iii) the Company has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, (iv) the prospectus contained in the Registration Statement is not available for the issuance of the Warrant Shares to the Holder or (v) otherwise. As used herein, the “Restrictive Legend” shall be as follows:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES OR “BLUE SKY LAWS”, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER THE ACT, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED

3.3.8. Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Shares issuable in connection with any exercise, the Company shall promptly deliver to the Holder the number of Warrant Shares that are not disputed.

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3.3.9 Beneficial Ownership Limitation. A Holder shall not have the right to exercise any Warrants to the extent that after giving effect to the issuance of Warrant Shares after exercise as set forth on the applicable Election to Purchase, such Holder or a person holding through such Holder (together with such Holder’s or person’s Affiliates (as defined in Rule 405 under the Securities Act), and any other persons acting as a group together with that Holder or person or any of that Holder’s or person’s Affiliates), would beneficially own in excess of 4.99% (“Beneficial Ownership Limitation”) of the Company’s Common Stock. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by a person shall include the number of Warrant Shares that would be owned by that person issuable upon exercise of the Warrants with respect to which such determination is being made, but shall exclude the number of shares of Common Stock (a) which would be issuable upon exercise of the remaining, non-exercised Warrants beneficially owned by that person or any of its Affiliates and (b) underlying any other securities of the Company held by such Holder or its Affiliates that are exercisable or convertible into Common Stock and subject to a limitation on conversion or exercise that is analogous to the limitation contained in this Section 3.3.9. Except as set forth in the preceding sentence, for purposes of this Section 3.3.9, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that neither the Warrant Agent nor the Company is representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder or beneficial owner is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 3.3.9 applies, the determination of whether a Warrant is exercisable and of the number of Warrants that are exercisable shall be in the sole discretion of the Holder, and the submission of an Election to Purchase shall be deemed to be the Holder’s determination of whether such Warrant is exercisable and of the number of Warrants that are exercisable, and neither the Warrant Agent nor the Company shall have any obligation to verify or confirm the accuracy of such determination and neither of them shall have any liability for any error made by the Holder or any other person. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 3.3.9, in determining the number of outstanding shares of Common Stock, a Holder or other person may rely on the number of outstanding shares of Common Stock as reflected in (a) the Company’s most recent periodic or annual report filed with the Securities and Exchange Commission, as the case may be, (b) a more recent public announcement by the Company or (c) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of a person that represents that it is or is acting on behalf of a Holder, the Company shall, within two (2) Trading Days, confirm orally or in writing or by e-mail to that person the number of shares of Common Stock then outstanding. Upon delivery of a written notice to the Company, the Holder may from time to time increase or decrease the Beneficial Ownership Limitation to any other percentage as specified in such notice, provided that any increase in the Beneficial Ownership Limitation will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and any such increase or decrease will apply only to the Holder and its Affiliates and not to any other holder of Warrants. The provisions of this Section 3.3.9 shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3.3.9 to correct this subsection (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained.

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4. Adjustments.

4.1. Adjustment upon Subdivisions or Combinations. If the Company at any time after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time after the Issuance Date combines (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 4.1 shall become effective at the close of business on the date the subdivision or combination becomes effective. The Company shall promptly notify Warrant Agent of any such adjustment and give specific instructions to Warrant Agent with respect to any adjustments to the warrant register. In the event any adjustment hereunder results in a fractional Warrant Share, a Holder shall be entitled to receive a whole Warrant Share in lieu of any such fractional Warrant Share.

4.2. Adjustment for Other Distributions. In the event the Company shall fix a record date for the making of a dividend or distribution to all holders of Common Stock of any evidences of indebtedness or assets or subscription rights, options or warrants (excluding those referred to in Section 4.1 or other dividends paid out of retained earnings), then in each such case the Holder will, upon the exercise of Warrants, be entitled to receive, in addition to the number of Warrant Shares issuable thereupon, and without payment of any additional consideration therefor, the amount of such dividend or distribution, as applicable, which such Holder would have held on the date of such exercise had such Holder been the holder of record of such Warrant Shares as of the date on which holders of Common Stock became entitled to receive such dividend or distribution. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

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4.3. Reclassification, Consolidation, Purchase, Combination, Sale or Conveyance. If, at any time while the Warrants are outstanding, (a) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another person, (b) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (c) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock (not including any Common Stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making, such purchase offer, tender offer or exchange offer), (d) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (e) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person whereby such other person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of a Warrant, each Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 3.3.9 on the exercise of the Warrants), the same amount and kind of securities, cash or property, if any, of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which each Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 3.3.9 on the exercise of the Warrants). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration that such Holder receives upon any exercise of each Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) and for which shareholders received any equity securities of the Successor Entity, to assume in writing all of the obligations of the Company under this Warrant Agreement in accordance with the provisions of this Section 4.3 pursuant to written agreements and shall, upon the written request of such Holder, deliver to such Holder in exchange for the applicable Warrants created by this Warrant Agreement a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Warrants which are exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity), if any, plus any Alternate Consideration, receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which the Warrants are exercisable immediately prior to such Fundamental Transaction, and with an exercise price which applies the Exercise Price hereunder to such shares of capital stock, if any, plus any Alternate Consideration (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock plus Alternative consideration after that Fundamental Transaction for the purpose of protecting the economic value of such Warrant immediately prior to the consummation of such Fundamental Transaction). Upon the occurrence of any such Fundamental Transaction the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant Agreement and the Warrants referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant Agreement and the Warrants with the same effect as if such Successor Entity had been named as the Company herein and therein. The Company shall instruct the Warrant Agent in writing to mail by first class mail, postage prepaid, to each Holder, written notice of the execution of any such amendment, supplement or agreement with the Successor Entity. Any supplemented or amended agreement entered into by the successor corporation or transferee shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4.3. The Warrant Agent shall have no duty, responsibility or obligation to determine the correctness of any provisions contained in such agreement or such notice, including but not limited to any provisions relating either to the kind or amount of securities or other property receivable upon exercise of warrants or with respect to the method employed and provided therein for any adjustments, and shall be entitled to rely conclusively for all purposes upon the provisions contained in any such agreement. The provisions of this Section 4.3 shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales and conveyances of the kind described above.

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4.4. Other Events. If any event occurs of the type contemplated by the provisions of Section 4.1 or 4.2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, Adjustment Rights, phantom stock rights or other rights with equity features to all holders of Common Stock for no consideration), then the Company's Board of Directors will, at its discretion for the benefit of Holders and in good faith, make an adjustment in the Exercise Price and the number of Warrant Shares or designate such additional consideration to be deemed issuable upon exercise of a Warrant, so as to protect the rights of the registered Holder. No adjustment to the Exercise Price will be made pursuant to more than one sub-section of this Section 4 in connection with a single issuance.

4.5. Notices of Changes in Warrant. Upon every adjustment of the Exercise Price or the number of Warrant Shares issuable upon exercise of a Warrant, the Company shall immediately give written notice thereof to the Warrant Agent, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of Warrant Shares purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Sections 4.1 or 4.2, then, in any such event, the Company shall give written notice to each Holder, at the last address set forth for such holder in the Warrant Register, as of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event. The Warrant Agent shall be entitled to rely conclusively on, and shall be fully protected in relying on, any certificate, notice or instructions provided by the Company with respect to any adjustment of the Exercise Price or the number of shares issuable upon exercise of a Warrant, or any related matter, and the Warrant Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with any such certificate, notice or instructions or pursuant to this Warrant Agreement. The Warrant Agent shall not be deemed to have knowledge of any such adjustment unless and until it shall have received written notice thereof from the Company.

5. Restrictive Legends; Fractional Warrants. In the event that a Warrant Certificate surrendered for transfer bears a restrictive legend, the Warrant Agent shall not register that transfer until the Warrant Agent has received an opinion of counsel for the Company stating that such transfer may be made and indicating whether the Warrants must also bear a restrictive legend upon that transfer. The Warrant Agent shall not be required to effect any registration of transfer or exchange which will result in the transfer of or delivery of a Warrant Certificate for a fraction of a Warrant.

6. Other Provisions Relating to Rights of Holders of Warrants.

6.1. No Rights as Shareholder. Except as otherwise specifically provided herein, a Holder, solely in its capacity as a holder of Warrants, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant Agreement be construed to confer upon a Holder, solely in its capacity as the registered holder of Warrants, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of share capital, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights or rights to participate in new issues of shares, or otherwise, prior to the issuance to the Holder of the Warrant Shares which it is then entitled to receive upon the due exercise of Warrants.

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6.2. Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants issued pursuant to this Warrant Agreement.

7. Concerning the Warrant Agent and Other Matters.

7.1. Any instructions given to the Warrant Agent orally, as permitted by any provision of this Warrant Agreement, shall be confirmed in writing by the Company as soon as practicable. The Warrant Agent shall not be liable or responsible and shall be fully authorized and protected for acting, or failing to act, in accordance with any oral instructions which do not conform with the written confirmation received in accordance with this Section 7.1.

7.2. (a) Whether or not any Warrants are exercised, for the Warrant Agent’s services as agent for the Company hereunder, the Company shall pay to the Warrant Agent such fees as may be separately agreed between the Company and Warrant Agent and the Warrant Agent’s out of pocket expenses in connection with this Warrant Agreement, including, without limitation, the fees and expenses of the Warrant Agent’s counsel. While the Warrant Agent endeavors to maintain out-of-pocket charges (both internal and external) at competitive rates, these charges may not reflect actual out-of-pocket costs, and may include handling charges to cover internal processing and use of the Warrant Agent’s billing systems.

(b) All amounts owed by the Company to the Warrant Agent under this Warrant Agreement are due within 30 days of the invoice date. Delinquent payments are subject to a late payment charge of one percent (1.0%) per month commencing 45 days from the invoice date. The Company agrees to reimburse the Warrant Agent for any attorney’s fees and any other costs associated with collecting delinquent payments.

(c) No provision of this Warrant Agreement shall require Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under this Warrant Agreement or in the exercise of its rights.

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7.3. As agent for the Company hereunder the Warrant Agent: (a) shall have no duties or obligations other than those specifically set forth herein or as may subsequently be agreed to in writing by the Warrant Agent and the Company; (b) shall be regarded as making no representations and having no responsibilities as to the validity, sufficiency, value, or genuineness of the Warrants or any Warrant Shares; (c) shall not be obligated to take any legal action hereunder; if, however, the Warrant Agent determines to take any legal action hereunder, and where the taking of such action might, in its judgment, subject or expose it to any expense or liability it shall not be required to act unless it has been furnished with an indemnity reasonably satisfactory to it; (e) may rely on and shall be fully authorized and protected in acting or failing to act upon any certificate, instrument, opinion, notice, letter, telegram, telex, facsimile transmission or other document or security delivered to the Warrant Agent and believed by it to be genuine and to have been signed by the proper party or parties; (f) shall not be liable or responsible for any recital or statement contained in the Registration Statement or any other documents relating thereto; (g) shall not be liable or responsible for any failure on the part of the Company to comply with any of its covenants and obligations relating to the Warrants, including without limitation obligations under applicable securities laws; (h) may rely on and shall be fully authorized and protected in acting or failing to act upon the written, telephonic or oral instructions with respect to any matter relating to its duties as Warrant Agent covered by this Warrant Agreement (or supplementing or qualifying any such actions) of officers of the Company, and is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Company or counsel to the Company, and may apply to the Company, for advice or instructions in connection with the Warrant Agent’s duties hereunder, and the Warrant Agent shall not be liable for any delay in acting while waiting for those instructions; any applications by the Warrant Agent for written instructions from the Company may, at the option of the Warrant Agent, set forth in writing any action proposed to be taken or omitted by the Warrant Agent under this Warrant Agreement and the date on or after which such action shall be taken or such omission shall be effective; the Warrant Agent shall not be liable for any action taken by, or omission of, the Warrant Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five business days after the date such application is sent to the Company, unless the Company shall have consented in writing to any earlier date) unless prior to taking any such action, the Warrant Agent shall have received written instructions in response to such application specifying the action to be taken or omitted; (i) may consult with counsel satisfactory to the Warrant Agent, including its in-house counsel, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered, or omitted by it hereunder in good faith and in accordance with the advice of such counsel; (j) may perform any of its duties hereunder either directly or by or through nominees, correspondents, designees, or subagents, and it shall not be liable or responsible for any misconduct or negligence on the part of any nominee, correspondent, designee, or subagent appointed with reasonable care by it in connection with this Warrant Agreement; (k) is not authorized, and shall have no obligation, to pay any brokers, dealers, or soliciting fees to any person; and (l) shall not be required hereunder to comply with the laws or regulations of any country other than the United States of America or any political subdivision thereof.

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7.4. (a) In the absence of gross negligence or willful or illegal misconduct on its part, the Warrant Agent shall not be liable for any action taken, suffered, or omitted by it or for any error of judgment made by it in the performance of its duties under this Warrant Agreement. Anything in this Warrant Agreement to the contrary notwithstanding, in no event shall Warrant Agent be liable for special, indirect, incidental, consequential or punitive losses or damages of any kind whatsoever (including but not limited to lost profits), even if the Warrant Agent has been advised of the possibility of such losses or damages and regardless of the form of action. Any liability of the Warrant Agent will be limited in the aggregate to the amount of fees paid by the Company hereunder. The Warrant Agent shall not be liable for any failures, delays or losses, arising directly or indirectly out of conditions beyond its reasonable control including, but not limited to, acts of government, exchange or market ruling, suspension of trading, work stoppages or labor disputes, fires, civil disobedience, riots, rebellions, storms, electrical or mechanical failure, computer hardware or software failure, communications facilities failures including telephone failure, war, terrorism, insurrection, earthquakes, floods, acts of God or similar occurrences.

(b) In the event any question or dispute arises with respect to the proper interpretation of the Warrants or the Warrant Agent’s duties under this Warrant Agreement or the rights of the Company or of any Holder, the Warrant Agent shall not be required to act and shall not be held liable or responsible for its refusal to act until the question or dispute has been judicially settled (and, if appropriate, it may file a suit in interpleader or for a declaratory judgment for such purpose) by final judgment rendered by a court of competent jurisdiction, binding on all persons interested in the matter which is no longer subject to review or appeal, or settled by a written document in form and substance satisfactory to Warrant Agent and executed by the Company and each such Holder. In addition, the Warrant Agent may require for such purpose, but shall not be obligated to require, the execution of such written settlement by all the Holders and all other persons that may have an interest in the settlement.

7.5. The Company covenants to indemnify the Warrant Agent and hold it harmless from and against any loss, liability, claim or expense (“Loss”) arising out of or in connection with the Warrant Agent’s duties under this Warrant Agreement, including the costs and expenses of defending itself against any Loss, unless such Loss shall have been determined by a court of competent jurisdiction to be a result of the Warrant Agent’s gross negligence or willful misconduct.

7.6. Unless terminated earlier by the parties hereto, this Agreement shall terminate 90 days after the earlier of the Expiration Date (including the acceleration thereof pursuant to Section 3.2) and the date on which no Warrants remain outstanding (the “Termination Date”). On the business day following the Termination Date, the Agent shall deliver to the Company any entitlements, if any, held by the Warrant Agent under this Warrant Agreement. The Agent’s right to be reimbursed for fees, charges and out-of-pocket expenses as provided in this Section 7 shall survive the termination of this Warrant Agreement.

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7.7. If any provision of this Warrant Agreement shall be held illegal, invalid, or unenforceable by any court, this Warrant Agreement shall be construed and enforced as if such provision had not been contained herein and shall be deemed an Agreement among the parties to it to the full extent permitted by applicable law.

7.8. The Company represents and warrants that: (a) it is duly incorporated and validly existing under the laws of its jurisdiction of incorporation; (b) the offer and sale of the Warrants and the execution, delivery and performance of all transactions contemplated thereby (including this Warrant Agreement) have been duly authorized by all necessary corporate action and will not result in a breach of or constitute a default under the certificate of incorporation, bylaws or any similar document of the Company or any indenture, agreement or instrument to which it is a party or is bound; (c) this Warrant Agreement has been duly executed and delivered by the Company and constitutes the legal, valid, binding and enforceable obligation of the Company; (d) the Warrants will comply in all material respects with all applicable requirements of law; and (e) to the best of its knowledge, there is no litigation pending or threatened as of the date hereof in connection with the offering of the Warrants.

7.9. In the event of inconsistency between this Warrant Agreement and the descriptions in the Registration Statement, as they may from time to time be amended, the terms of this Warrant Agreement shall control.

7.10. Set forth in Exhibit C hereto is a list of the names and specimen signatures of the persons authorized to act for the Company under this Warrant Agreement (the “Authorized Representatives”). The Company shall, from time to time, certify to you the names and signatures of any other persons authorized to act for the Company under this Warrant Agreement.

7.11. Except as expressly set forth elsewhere in this Warrant Agreement, all notices, instructions and communications under this Agreement shall be in writing, shall be effective upon receipt and shall be addressed, if to the Company, to its address set forth beneath its signature to this Agreement, or, if to the Warrant Agent, to Corporate Stock Transfer, Inc., Attn: Carylyn Bell, 3200 Cherry Creek South Drive, Suite 430, Denver, CO 80209, Fax: (303)282-5800, or to such other address of which a party hereto has notified the other party.

7.12. (a) This Warrant Agreement shall be governed by and construed in accordance with the laws of the State of New York. All actions and proceedings relating to or arising from, directly or indirectly, this Warrant Agreement may be litigated in courts located within the Borough of Manhattan in the City and State of New York. The Company hereby submits to the personal jurisdiction of such courts and consents that any service of process may be made by certified or registered mail, return receipt requested, directed to the Company at its address last specified for notices hereunder. Each of the parties hereto hereby waives the right to a trial by jury in any action or proceeding arising out of or relating to this Warrant Agreement.

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(b) This Warrant Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto. This Warrant Agreement may not be assigned, or otherwise transferred, in whole or in part, by either party without the prior written consent of the other party, which the other party will not unreasonably withhold, condition or delay; except that (i) consent is not required for an assignment or delegation of duties by Warrant Agent to any affiliate of Warrant Agent and (ii) any reorganization, merger, consolidation, sale of assets or other form of business combination by Warrant Agent or the Company shall not be deemed to constitute an assignment of this Warrant Agreement.

(c) No provision of this Warrant Agreement may be amended, modified or waived, except in a written document signed by both parties. The Company and the Warrant Agent may amend or supplement this Warrant Agreement without the consent of any Holder for the purpose of (i) curing any ambiguity in good faith and which cure shall not adversely affect the interests of the Holders, (ii) curing, correcting or supplementing any defective provision contained herein, (iii) providing for the deposit of the Global Certificate with a custodian for The Depository Trust Company (“DTC”), registered in the name of Cede & Co., a nominee of DTC, electronic settlement of the Warrants by DTC and procedures and terms related thereto, or (iv) adding or changing any other provisions with respect to matters or questions arising under this Agreement as the parties may deem necessary or desirable and that the parties determine, in good faith, shall not adversely affect the interest of the Holders. In the event that the Company and the Warrant Agent amend or supplement this Agreement for one of the foregoing purposes, the Company shall do and perform or cause to be done and performed all such acts, deeds and things, and to make, execute and deliver, or cause to be made, executed and delivered, all such agreements, undertakings, documents, instruments or filings in the name or on behalf of the Company, as may be reasonably requested by the Warrant Agent or as required by applicable laws or regulations to effectuate such amendment or modification. All other amendments and supplements shall require the vote or written consent of Holders of at least 50.1% of the then outstanding Warrants, provided that adjustments may be made to the Warrant terms and rights in accordance with Section 4 without the consent of the Holders as specifically stated therein.

7.13. Payment of Taxes. The Company will from time to time promptly pay all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the issuance or delivery of Warrant Shares upon the exercise of Warrants, but the Company may require the Holders to pay any transfer taxes in respect of the Warrants or such shares. The Warrant Agent may refrain from registering any transfer of Warrants or any delivery of any Warrant Shares unless or until the persons requesting the registration or issuance shall have paid to the Warrant Agent for the account of the Company the amount of such tax or governmental charge, if any, or shall have established to the reasonable satisfaction of the Company and the Warrant Agent that such tax or governmental charge, if any, has been paid.

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7.14. Resignation of Warrant Agent.

7.14.1. Appointment of Successor Warrant Agent. The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving thirty (30) days’ notice in writing to the Company, or such shorter period of time agreed to by the Company. The Company may terminate the services of the Warrant Agent, or any successor Warrant Agent, after giving thirty (30) days’ notice in writing to the Warrant Agent or successor Warrant Agent, or such shorter period of time as agreed. If the office of the Warrant Agent becomes vacant by resignation, termination or incapacity to act or otherwise, the Company shall appoint in writing a successor Warrant Agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation or incapacity by the Warrant Agent, then the Warrant Agent or any Holder may apply to any court of competent jurisdiction for the appointment of a successor Warrant Agent at the Company’s cost. Pending appointment of a successor to such Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. Any successor Warrant Agent (but not including the initial Warrant Agent), whether appointed by the Company or by such court, shall be a person organized and existing under the laws of any state of the United States of America, in good standing, and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authority. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties, and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed, and except for executing and delivering documents as provided in the sentence that follows, the predecessor Warrant Agent shall have no further duties, obligations, responsibilities or liabilities hereunder, but shall be entitled to all rights that survive the termination of this Warrant Agreement and the resignation or removal of the Warrant Agent, including but not limited to its right to indemnity hereunder. If for any reason it becomes necessary or appropriate or at the request of the Company, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, and rights of such predecessor Warrant Agent hereunder; and upon request of any successor Warrant Agent the Company shall make, execute, acknowledge, and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Warrant Agent all such authority, powers, rights, immunities, duties, and obligations.

7.14.2. Notice of Successor Warrant Agent. In the event a successor Warrant Agent shall be appointed, the Company shall give notice thereof to the predecessor Warrant Agent and the transfer agent for the Common Stock not later than the effective date of any such appointment.

7.14.3. Merger or Consolidation of Warrant Agent. Any person into which the Warrant Agent may be merged or converted or with which it may be consolidated or any person resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party or any person succeeding to the shareowner services business of the Warrant Agent or any successor Warrant Agent shall be the successor Warrant Agent under this Warrant Agreement, without any further act or deed. For purposes of this Warrant Agreement, “person” shall mean any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust or other entity, and shall include any successor (by merger or otherwise) thereof or thereto.

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8. Miscellaneous Provisions.

8.1. Persons Having Rights under this Warrant Agreement. Nothing in this Warrant Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties hereto and the Holders any right, remedy, or claim under or by reason of this Warrant Agreement or of any covenant, condition, stipulation, promise, or agreement hereof.

8.2. Examination of the Warrant Agreement. A copy of this Warrant Agreement shall be available at all reasonable times at the office of the Warrant Agent designated for such purpose for inspection by any Holder. Prior to such inspection, the Warrant Agent may require any such holder to provide reasonable evidence of its interest in the Warrants.

8.3. Counterparts. This Warrant Agreement may be executed in any number of original, facsimile or electronic counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

8.4. Effect of Headings. The Section headings herein are for convenience only and are not part of this Warrant Agreement and shall not affect the interpretation thereof.

9. Certain Definitions. As used herein, the following terms shall have the following meanings:

(a) “Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance, sale or delivery (or deemed issuance, sale or delivery in accordance with Section 4) of Common Stock (other than rights of the type described in Section 4.2 and 4.3 hereof) that could result in a decrease or increase in the net consideration received by the Company in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).

(b) “Trading Day” means any day on which the Common Stock is traded on the Trading Market, or, if the Trading Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market in the United States on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 P.M., New York City time).

(c) “Trading Market” means NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange.

[Signature Page to Follow]

A-49

IN WITNESS WHEREOF, this Warrant Agent Agreement has been duly executed by the parties hereto as of the day and year first above written.

AMERI HOLDINGS, INC.

By:
Name:	Brent Kelton
Title:	Chief Executive Officer

CORPORATE STOCK TRANSFER, INC.

By:
Name:	Carylyn Bell
Title:	President

A-50

EXHIBIT A

[TO BE INCLUDED IN THE GLOBAL CERTIFICATE]

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES OR “BLUE SKY LAWS”, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER THE ACT, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED

AMERI HOLDINGS, INC.

WARRANT CERTIFICATE

NOT EXERCISABLE AFTER [__________], 2023

This certifies that the person whose name and address appears below, or registered assigns, is the registered owner of the number of Warrants set forth below. Each Warrant entitles its registered holder to purchase from Ameri Holdings, Inc., a Delaware corporation (the “Company”), at any time prior to 5:00 P.M. (New York City time) on [_________], 2023 (or such other earlier Expiration Date as provided for in the Warrant Agreement, defined below), one share of common stock, par value $0.01 per share, of the Company (each, a “Warrant Share” and collectively, the “Warrant Shares”), at an exercise price of $1.50 per share, subject to possible adjustments as provided in the Warrant Agreement (as defined below).

This Warrant Certificate, with or without other Warrant Certificates, upon surrender at the designated office of the Warrant Agent, may be exchanged for another Warrant Certificate or Warrant Certificates evidencing the same number of Warrants as the Warrant Certificate or Warrant Certificates surrendered. A transfer of the Warrants evidenced hereby may be registered upon surrender of this Warrant Certificate at the designated office of the Warrant Agent by the registered holder in person or by a duly authorized attorney, properly endorsed or accompanied by proper instruments of transfer, a signature guarantee, and such other and further documentation as the Warrant Agent may reasonably request and duly stamped as may be required by the laws of the State of New York and of the United States of America.

The terms and conditions of the Warrants and the rights and obligations of the holder of this Warrant Certificate are set forth in the Warrant Agent Agreement dated as of [_________], 2018 (the “Warrant Agreement”) between the Company and Corporate Stock Transfer, Inc. (the “Warrant Agent”). A copy of the Warrant Agreement is available for inspection during business hours at the office of the Warrant Agent.

This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Warrant Agent.

A-51

WITNESS the facsimile signature of a proper officer of the Company.

AMERI HOLDINGS, INC.

By:
Name:
Title:

Dated: _______________

Countersigned:

CORPORATE STOCK TRANSFER, INC.

By: ______________________________

Name: ____________________________

Title: _____________________________

PLEASE DETACH HERE

Certificate No.:_________ Number of Warrants:__________

WARRANT CUSIP NO.: [________]

AMERI HOLDINGS, INC.

A-52

EXHIBIT B

[Form of Election to Purchase]

(To Be Executed Upon Exercise Of Warrants not evidenced by a Global Certificate)

The undersigned hereby irrevocably elects to exercise the right, represented by Warrants evidenced by this Warrant Certificate, to receive ____________ Warrant Shares and herewith tenders payment for such Warrant Shares to the order of _______________________, in the amount of $ _________ in accordance with the terms hereof.

The undersigned requests that a certificate for such Warrant Shares be registered in the name of ___________________________, whose address is _____________________________ and that such certificate be delivered to _______________________________, whose address is _____________________________________. If the number of Warrants being exercised hereby is less than all the Warrants evidenced by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the remaining unexercised Warrants be registered in the name of ___________________________, whose address is _____________________________ and that such Warrant Certificate be delivered to ______________________________________ whose address is _________________________________.

Signature,

Date:

[Signature Guarantee]

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Warrant Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Warrant Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended

A-53

EXHIBIT C

AUTHORIZED REPRESENTATIVES

Name	Title	Signature
Brent Kelton	Chief Executive Officer
Viraj Patel	Chief Financial Officer

A-54

2018 ANNUAL MEETING OF STOCKHOLDERS OF

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AMERI HOLDINGS, INC.

5000 Research Court, Suite 750

Suwanee, Georgia 30024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Srinidhi “Dev” Devanur and Viraj Patel, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the 2018 Annual Meeting of Stockholders of Ameri Holdings, Inc. to be held on August 16, 2018 or at any postponement or adjournment thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS IDENTIFIED IN ITEMS 1, 2, 3, 5, 6 AND 7, AS WELL AS FOR A SAY-ON-PAY FREQUENCY OF EVERY “1 YEAR” (ITEM 4), WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED: “FOR” THE PROPOSALS IDENTIFIED IN ITEMS 1, 2, 3, 5, 6 AND 7, AS WELL AS FOR A SAY-ON-PAY FREQUENCY OF EVERY “1 YEAR” (ITEM 4), AND AS THE PROXY HOLDERS MAY DETERMINE IN THEIR DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be signed on the reverse side)

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2018 ANNUAL MEETING OF STOCKHOLDERS OF AMERI HOLDINGS, INC.

August 16, 2018

VOTE BY INTERNET – www.proxyvote.com
Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically, via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS IDENTIFIED IN ITEMS 1, 2, 3, 5, 6 AND 7, AS WELL AS FOR A SAY-ON-PAY FREQUENCY OF EVERY “1 YEAR” (ITEM 4). PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

1. Election of Directors:					FOR	AGAINST	ABSTAIN
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES:		2.	The ratification of the appointment of Ram Associates as the independent auditors for the fiscal year ending December 31, 2018.	☐	☐	☐
	O Srinidhi “Dev” Devanur O David Luci O Robert Shawah O Dimitrios J. Angelis O James Shad		3.	The advisory (non-binding) approval of named executive officer compensation.	☐	☐	☐
				The advisory (non-binding) vote on frequency of holding votes on Say-on-Pay	1 year	2 years	3 years
			4.		☐	☐	☐
					FOR	AGAINST	ABSTAIN
			5.	The approval of an increase in the number of shares available for issuance pursuant to the Ameri Holdings, Inc. 2015 Equity Incentive Award Plan	☐	☐	☐
					FOR	AGAINST	ABSTAIN
			6.	The approval of an amendment to the Amended and Restated Certificate of Incorporation of Ameri Holdings, Inc. to amend the certificate of designations for its Series A Preferred Stock	☐	☐	☐
					FOR	AGAINST	ABSTAIN
			7.	The approval of the issuance of warrants for 5,000,000 shares of common stock	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2017 Annual Report to Stockholders.
INSTRUCTIONS : To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporation name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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